UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10221

AB TRUST

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2023

Date of reporting period: May 31, 2023

ITEM 1. REPORTS TO STOCKHOLDERS.

MAY    05.31.23

SEMI-ANNUAL REPORT

AB INTERNATIONAL VALUE FUND

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB International Value Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB INTERNATIONAL VALUE FUND | 1

SEMI-ANNUAL REPORT

July 9, 2023

This report provides management’s discussion of fund performance for the AB International Value Fund for the semi-annual reporting period ended May 31, 2023.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF MAY 31, 2023 (unaudited)

	6 Months	12 Months

AB INTERNATIONAL VALUE FUND[1]

Class A Shares	6.75%	6.58%

Class C Shares	6.35%	5.77%

Advisor Class Shares[2]	6.89%	6.89%

Class R Shares[2]	6.61%	6.28%

Class K Shares[2]	6.76%	6.59%

Class I Shares[2]	6.88%	6.80%

MSCI EAFE Index (net)	6.89%	3.06%

1

Includes the impact of proceeds received and credited to the Fund resulting from class-action settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended May 31, 2023, by 0.01% and 0.01%, respectively.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its benchmark, the Morgan Stanley Capital International Europe, Australasia and the Far East (“MSCI EAFE”) Index (net), for the six- and 12-month periods ended May 31, 2023.

During the six-month period, Advisor Class shares performed in line with the benchmark, while all other share classes of the Fund underperformed the benchmark, before sales charges. Overall security selection was positive, relative to the benchmark, mainly due to selection within the financials and industrials sectors, while selection within consumer discretionary and health care detracted. Sector selection also contributed. Gains from an underweight to financials and an overweight consumer discretionary added to returns, while an underweight to technology and an overweight to energy detracted. Overall country selection (a result of bottom-up security analysis combined with fundamental research) contributed, as an overweight to the UK offset gains from an underweight to Australia.

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During the 12-month period, all share classes of the Fund outperformed the benchmark, before sales charges. Overall security selection drove outperformance, mainly due to selection within financials and industrials, while selection within consumer discretionary and consumer staples was negative. Sector selection was also positive. An overweight to consumer discretionary and an underweight to financials contributed most, offsetting losses from an underweight to technology and an overweight to communication services. Overall country selection detracted for the period. An overweight to Luxembourg detracted most, while an overweight to Hong Kong contributed.

The Fund used derivatives in the form of currency forwards for hedging purposes, which detracted from absolute returns for both periods.

MARKET REVIEW AND INVESTMENT STRATEGY

US and international stocks rose, while emerging-market stocks declined during the six-month period ended May 31, 2023. Developed markets rallied but experienced bouts of volatility, as central banks—led by the US Federal Reserve—began to pause or lower rate hikes. Despite some signs of easing inflationary pressures, resilient consumer spending and mostly strong global economic data raised concern that central banks would need to hold rates higher for longer to combat stubbornly high inflation. China’s elimination of its zero-COVID restrictions in December initially benefited global stocks, but the slower-than-expected pace of its economic recovery created headwinds—especially for emerging markets. Later, the collapse of select US regional banks triggered concerns about broader financial contagion and briefly drove stocks lower. Within large-cap markets, growth-oriented stocks rose and value-oriented stocks declined in absolute terms. Growth stocks surged higher, led by a technology sector rally, which was fueled by positive earnings reports and optimism over revenue growth linked to the development of AI technologies. Large-cap stocks rose in absolute terms and outperformed small-cap stocks, which declined.

The Fund’s Senior Investment Management Team (the “Team”) continues to identify opportunities against a changing market backdrop. The Team has flexibility to adjust the Fund’s positions in real time when warranted, and to maintain conviction through short-term volatility. As markets face new uncertainties, the Team believes that this disciplined approach is the best way to capture the long-term potential for equities.

INVESTMENT POLICIES

The Fund invests primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and more than 40 developed and emerging-market countries. These

(continued on next page)

abfunds.com	AB INTERNATIONAL VALUE FUND | 3

countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging-market countries worldwide. Under normal market conditions, the Fund invests significantly (at least 40%—unless market conditions are not deemed favorable by the Adviser) in securities of non-US companies. In addition, the Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries.

The Fund invests in companies that are determined by the Adviser to be undervalued, using a fundamental value approach. In selecting securities for the Fund’s portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose stocks are priced low in relation to their perceived long-term earnings power.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and equity positions separately and may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures contracts, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Fund may enter into other derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.

The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments. The Fund may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and “semi-governmental securities,” and enter into forward commitments.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI EAFE Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EAFE Index (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the US and Canada. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns reflect the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may be underperforming the market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

abfunds.com	AB INTERNATIONAL VALUE FUND | 5

DISCLOSURES AND RISKS (continued)

Leverage Risk: When the Fund borrows money or otherwise leverages its portfolio, it may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase agreements, forward commitments, or by borrowing money.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

6 | AB INTERNATIONAL VALUE FUND	abfunds.com

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2023 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	6.58%	2.09%

5 Years	0.17%	-0.70%

10 Years	2.83%	2.39%

CLASS C SHARES

1 Year	5.77%	4.77%

5 Years	-0.59%	-0.59%

10 Years[1]	2.08%	2.08%

ADVISOR CLASS SHARES[2]

1 Year	6.89%	6.89%

5 Years	0.43%	0.43%

10 Years	3.11%	3.11%

CLASS R SHARES[2]

1 Year	6.28%	6.28%

5 Years	-0.09%	-0.09%

10 Years	2.58%	2.58%

CLASS K SHARES[2]

1 Year	6.59%	6.59%

5 Years	0.18%	0.18%

10 Years	2.88%	2.88%

CLASS I SHARES[2]

1 Year	6.80%	6.80%

5 Years	0.47%	0.47%

10 Years	3.24%	3.24%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.76%, 2.54%, 1.51%, 2.00%, 1.68% and 1.26% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limited the Fund’s total annual operating expense ratios (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) to 1.25%, 2.00%, 1.00%, 1.50%, 1.25% and 1.00% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements may not be terminated prior to February 28, 2024, and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB INTERNATIONAL VALUE FUND | 7

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2023 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	18.15%

5 Years	0.86%

10 Years	3.20%

CLASS C SHARES

1 Year	21.51%

5 Years	0.98%

10 Years[1]	2.89%

ADVISOR CLASS SHARES[2]

1 Year	23.70%

5 Years	1.99%

10 Years	3.93%

CLASS R SHARES[2]

1 Year	23.10%

5 Years	1.47%

10 Years	3.39%

CLASS K SHARES[2]

1 Year	23.30%

5 Years	1.74%

10 Years	3.70%

CLASS I SHARES[2]

1 Year	23.71%

5 Years	2.05%

10 Years	4.08%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

abfunds.com	AB INTERNATIONAL VALUE FUND | 9

EXPENSE EXAMPLE (continued)

	Beginning Account Value December 1, 2022	Ending Account Value May 31, 2023	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,067.50	$6.44	1.25%
Hypothetical**	$1,000	$1,018.70	$6.29	1.25%
Class C
Actual	$1,000	$1,063.50	$10.29	2.00%
Hypothetical**	$1,000	$1,014.96	$10.05	2.00%
Advisor Class
Actual	$1,000	$1,068.90	$5.16	1.00%
Hypothetical**	$1,000	$1,019.95	$5.04	1.00%
Class R
Actual	$1,000	$1,066.10	$7.73	1.50%
Hypothetical**	$1,000	$1,017.45	$7.54	1.50%
Class K
Actual	$1,000	$1,067.60	$6.44	1.25%
Hypothetical**	$1,000	$1,018.70	$6.29	1.25%
Class I
Actual	$1,000	$1,068.80	$5.16	1.00%
Hypothetical**	$1,000	$1,019.95	$5.04	1.00%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

May 31, 2023 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $110.7

1

The Fund’s sector and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.5% or less in the following: Australia, Canada, Denmark, Israel, Luxembourg, Norway and South Africa.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

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PORTFOLIO SUMMARY (continued)

May 31, 2023 (unaudited)

TEN LARGEST HOLDINGS1

Company	U.S. $ Value	Percent of Net Assets

Roche Holding AG (Genusschein)	$4,318,980	3.9%

Nestle SA (REG)	3,987,559	3.6

Sanofi	3,011,836	2.7

Shell PLC	2,742,541	2.5

CRH PLC	2,426,704	2.2

Koninklijke Ahold Delhaize NV	2,336,146	2.1

NatWest Group PLC	2,297,705	2.1

British American Tobacco PLC	2,289,259	2.1

Airbus SE	2,271,928	2.1

Repsol SA	2,189,179	2.0

	$27,871,837	25.3%

1	Long-term investments.

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PORTFOLIO OF INVESTMENTS

May 31, 2023 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.7%
Industrials – 16.4%
Aerospace & Defense – 7.0%
Airbus SE	17,300	$2,271,928
BAE Systems PLC	137,730	1,591,820
Melrose Industries PLC	291,382	1,714,574
Safran SA	15,030	2,183,027

		7,761,349

Electrical Equipment – 2.6%
Fuji Electric Co., Ltd.	37,700	1,581,396
Prysmian SpA	33,790	1,256,771

		2,838,167

Industrial Conglomerates – 1.0%
Hitachi Ltd.	19,200	1,105,008

Machinery – 4.4%
Alstom SA	38,423	1,060,398
Amada Co., Ltd.	227,200	2,167,093
Kawasaki Heavy Industries Ltd.(a)	79,200	1,654,495

		4,881,986

Professional Services – 1.4%
Dip Corp.	28,700	692,486
UT Group Co., Ltd.(b)	43,400	854,286

		1,546,772

		18,133,282

Financials – 13.5%
Banks – 9.3%
ABN AMRO Bank NV(c)	81,240	1,186,891
Bank Leumi Le-Israel BM	107,390	753,107
Bank of Ireland Group PLC	141,216	1,334,455
Erste Group Bank AG	49,430	1,605,745
KBC Group NV	26,100	1,714,748
NatWest Group PLC	709,129	2,297,705
Resona Holdings, Inc.	318,800	1,446,148

		10,338,799

Financial Services – 1.0%
ORIX Corp.	62,900	1,069,191

Insurance – 3.2%
SCOR SE	58,370	1,494,918
Suncorp Group Ltd.	231,120	1,992,598

		3,487,516

		14,895,506

Consumer Discretionary – 12.9%
Automobile Components – 0.9%
Faurecia SE (Paris)(b)	49,839	1,033,930

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Automobiles – 3.2%
Stellantis NV (Paris)	133,397	$2,033,488
Suzuki Motor Corp.	44,800	1,475,217

		3,508,705

Hotels, Restaurants & Leisure – 1.4%
Entain PLC	97,480	1,606,928

Household Durables – 3.0%
Persimmon PLC	79,460	1,189,446
Sony Group Corp.	22,400	2,100,680

		3,290,126

Specialty Retail – 0.8%
Kingfisher PLC	329,080	946,562

Textiles, Apparel & Luxury Goods – 3.6%
Burberry Group PLC	54,360	1,457,852
Kering SA	2,710	1,448,933
Pandora A/S	12,970	1,035,221

		3,942,006

		14,328,257

Consumer Staples – 11.9%
Beverages – 1.4%
Heineken NV	15,770	1,595,584

Consumer Staples Distribution & Retail – 3.6%
Carrefour SA	89,590	1,648,849
Koninklijke Ahold Delhaize NV	73,690	2,336,146

		3,984,995

Food Products – 4.8%
Nestle SA (REG)	33,640	3,987,559
Nomad Foods Ltd.(b)	59,920	1,021,636
Salmar ASA	5,847	257,979

		5,267,174

Tobacco – 2.1%
British American Tobacco PLC	72,320	2,289,259

		13,137,012

Health Care – 10.9%
Health Care Equipment & Supplies – 1.8%
ConvaTec Group PLC(c)	393,043	995,773
LivaNova PLC(b)	24,070	1,065,820

		2,061,593

Health Care Providers & Services – 1.6%
Fresenius SE & Co. KGaA	64,420	1,766,532

Pharmaceuticals – 7.5%
Nippon Shinyaku Co., Ltd.(a)	21,100	967,989
Roche Holding AG (Genusschein)	13,560	4,318,980

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Sanofi	29,520	$3,011,836

		8,298,805

		12,126,930

Materials – 8.6%
Chemicals – 2.7%
Arkema SA	16,660	1,455,242
Tosoh Corp.	134,500	1,545,123

		3,000,365

Construction Materials – 2.2%
CRH PLC	51,280	2,426,704

Metals & Mining – 3.7%
Anglo American PLC	58,180	1,602,759
ArcelorMittal SA(a)	46,720	1,165,370
Endeavour Mining PLC	48,486	1,294,389

		4,062,518

		9,489,587

Communication Services – 7.1%
Diversified Telecommunication Services – 2.5%
Deutsche Telekom AG (REG)	74,140	1,644,837
Nippon Telegraph & Telephone Corp.	38,700	1,099,495

		2,744,332

Entertainment – 3.6%
GungHo Online Entertainment, Inc.	51,400	993,942
Konami Group Corp.	35,900	1,900,768
Ubisoft Entertainment SA(b)	37,550	1,068,029

		3,962,739

Media – 1.0%
Criteo SA (Sponsored ADR)(b)	34,690	1,106,264

		7,813,335

Information Technology – 5.8%
Semiconductors & Semiconductor Equipment – 4.2%
NXP Semiconductors NV	5,890	1,054,899
SK Hynix, Inc.	19,670	1,604,155
Tokyo Electron Ltd.	14,200	1,931,278

		4,590,332

Technology Hardware, Storage & Peripherals – 1.6%
Samsung Electronics Co., Ltd.	33,300	1,786,560

		6,376,892

Energy – 5.7%
Energy Equipment & Services – 2.5%
Shell PLC	98,100	2,742,541

abfunds.com	AB INTERNATIONAL VALUE FUND | 15

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Oil, Gas & Consumable Fuels – 3.2%
Cameco Corp.	50,340	$1,401,362
Repsol SA	161,534	2,189,179

		3,590,541

		6,333,082

Utilities – 3.6%
Electric Utilities – 3.6%
EDP – Energias de Portugal SA	431,714	2,108,877
Enel SpA	295,850	1,862,081

		3,970,958

Real Estate – 1.3%
Real Estate Management & Development – 1.3%
Daito Trust Construction Co., Ltd.	15,500	1,472,124

Total Common Stocks (cost $103,171,282)		108,076,965

SHORT-TERM INVESTMENTS – 1.7%
Investment Companies – 1.7%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 5.03%(d)(e)(f) (cost $1,883,901)	1,883,901	1,883,901

Total Investments Before Security Lending Collateral for Securities Loaned – 99.4% (cost $105,055,183)		109,960,866

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 1.1%
Investment Companies – 1.1%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 5.03%(d)(e)(f) (cost $1,224,749)	1,224,749	1,224,749

Total Investments – 100.5% (cost $106,279,932)		111,185,615
Other assets less liabilities – (0.5)%		(502,544)

Net Assets – 100.0%		$110,683,071

16 | AB INTERNATIONAL VALUE FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Bank of America, NA	BRL	2,958	USD	585	06/02/2023	$1,533
Bank of America, NA	USD	580	BRL	2,958	06/02/2023	2,586
Bank of America, NA	USD	581	BRL	2,958	07/05/2023	(1,416)
Bank of America, NA	GBP	1,333	USD	1,661	07/21/2023	970
Bank of America, NA	KRW	394,628	USD	300	07/27/2023	867
Barclays Bank PLC	BRL	1,494	USD	293	06/02/2023	(1,306)
Barclays Bank PLC	USD	293	BRL	1,494	06/02/2023	1,659
Barclays Bank PLC	HKD	4,511	USD	580	07/12/2023	3,185
Barclays Bank PLC	USD	578	HKD	4,511	07/12/2023	(1,182)
Barclays Bank PLC	EUR	7,099	USD	7,783	07/31/2023	169,831
Citibank, NA	USD	920	JPY	127,275	06/15/2023	(4,962)
Citibank, NA	USD	3,831	SEK	39,349	06/21/2023	(201,463)
Goldman Sachs Bank USA	USD	6,904	AUD	10,349	06/15/2023	(169,152)
Morgan Stanley Capital Services, Inc.	CAD	1,340	USD	982	06/09/2023	(5,072)
Morgan Stanley Capital Services, Inc.	USD	512	CNH	3,500	07/07/2023	(18,474)
Morgan Stanley Capital Services, Inc.	USD	577	MXN	10,486	07/13/2023	10,657
Morgan Stanley Capital Services, Inc.	USD	3,073	CHF	2,742	07/21/2023	(45,313)
Morgan Stanley Capital Services, Inc.	KRW	3,951,176	USD	2,991	07/27/2023	(5,174)
Morgan Stanley Capital Services, Inc.	EUR	1,075	USD	1,186	07/31/2023	33,193
Natwest Markets PLC	USD	1,435	SGD	1,904	07/13/2023	(25,360)
State Street Bank & Trust Co.	CAD	400	USD	294	06/09/2023	(578)
State Street Bank & Trust Co.	AUD	1,086	USD	718	06/15/2023	10,878
State Street Bank & Trust Co.	JPY	42,656	USD	318	06/15/2023	10,830
State Street Bank & Trust Co.	USD	305	JPY	42,602	06/15/2023	940
State Street Bank & Trust Co.	USD	1,558	JPY	211,481	06/15/2023	(37,214)
State Street Bank & Trust Co.	NOK	3,305	USD	315	06/21/2023	16,684
State Street Bank & Trust Co.	USD	285	NOK	3,199	06/21/2023	3,334
State Street Bank & Trust Co.	USD	300	NOK	3,305	06/21/2023	(1,634)
State Street Bank & Trust Co.	ILS	1,564	USD	430	06/22/2023	10,239
State Street Bank & Trust Co.	USD	421	ILS	1,564	06/22/2023	(1,001)
State Street Bank & Trust Co.	USD	389	GBP	314	07/21/2023	1,644
State Street Bank & Trust Co.	EUR	440	USD	474	07/31/2023	1,337
State Street Bank & Trust Co.	USD	1,555	EUR	1,423	07/31/2023	(28,922)
UBS AG	BRL	1,464	USD	287	06/02/2023	(1,280)
UBS AG	USD	290	BRL	1,464	06/02/2023	(1,238)
UBS AG	JPY	245,589	USD	1,855	06/15/2023	88,703
UBS AG	USD	543	GBP	437	07/21/2023	1,519

						$(180,152)

(a)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(b)	Non-income producing security.

abfunds.com	AB INTERNATIONAL VALUE FUND | 17

PORTFOLIO OF INVESTMENTS (continued)

(c)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At May 31, 2023, the aggregate market value of these securities amounted to $2,182,664 or 2.0% of net assets.

(d)	Affiliated investments.

(e)	The rate shown represents the 7-day yield as of period end.

(f)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CNH – Chinese Yuan Renminbi (Offshore)

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

ILS – Israeli Shekel

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

NOK – Norwegian Krone

SEK – Swedish Krona

SGD – Singapore Dollar

USD – United States Dollar

Glossary:

ADR – American Depositary Receipt

REG – Registered Shares

See notes to financial statements.

18 | AB INTERNATIONAL VALUE FUND	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

May 31, 2023 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $103,171,282)	$108,076,965	(a)
Affiliated issuers (cost $3,108,650—including investment of cash collateral for securities loaned of $1,224,749)	3,108,650
Foreign currencies, at value (cost $220,388)	218,027
Unaffiliated dividends receivable	1,081,862
Unrealized appreciation on forward currency exchange contracts	370,589
Receivable for investment securities sold and foreign currency transactions	238,811
Receivable for shares of beneficial interest sold	82,725
Affiliated dividends receivable	10,216

Total assets	113,187,845

Liabilities
Payable for collateral received on securities loaned	1,224,749
Unrealized depreciation on forward currency exchange contracts	550,741
Payable for investment securities purchased and foreign currency transactions	496,171
Payable for shares of beneficial interest redeemed	67,055
Advisory fee payable	27,694
Distribution fee payable	21,041
Administrative fee payable	14,048
Transfer Agent fee payable	9,860
Trustees’ fees payable	136
Accrued expenses	93,279

Total liabilities	2,504,774

Net Assets	$110,683,071

Composition of Net Assets
Paid-in capital	$220,372,972
Accumulated loss	(109,689,901)

Net Assets	$110,683,071

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$71,139,498	5,214,018	$13.64	*

C	$1,198,126	89,337	$13.41

Advisor	$26,748,703	1,912,628	$13.99

R	$4,356,794	321,934	$13.53

K	$6,591,184	485,406	$13.58

I	$648,766	48,078	$13.49

(a)	Includes securities on loan with a value of $1,391,049 (see Note E).

*	The maximum offering price per share for Class A shares was $14.25 which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB INTERNATIONAL VALUE FUND | 19

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2023 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $244,643)	$2,339,653
Affiliated issuers	26,873
Interest	15,186
Other Income	174
Securities lending income	6,850	$2,388,736

Expenses
Advisory fee (see Note B)	416,202
Distribution fee—Class A	89,197
Distribution fee—Class C	5,969
Distribution fee—Class R	11,130
Distribution fee—Class K	7,066
Transfer agency—Class A	90,569
Transfer agency—Class C	1,683
Transfer agency—Advisor Class	34,931
Transfer agency—Class R	5,788
Transfer agency—Class K	5,653
Transfer agency—Class I	81
Administrative	53,568
Registration fees	44,283
Custody and accounting	43,467
Audit and tax	36,762
Printing	22,282
Legal	18,186
Trustees’ fees	9,274
Miscellaneous	12,576

Total expenses	908,667
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(241,017)

Net expenses		667,650

Net investment income		1,721,086

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(231,809)
Forward currency exchange contracts		(610,615)
Foreign currency transactions		67,922
Net change in unrealized appreciation (depreciation) of:
Investments		6,456,887
Forward currency exchange contracts		129,939
Foreign currency denominated assets and liabilities		(8,445)

Net gain on investment and foreign currency transactions		5,803,879

Net Increase in Net Assets from Operations		$7,524,965

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended May 31, 2023 (unaudited)	Year Ended November 30, 2022
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,721,086	$6,466,935
Net realized loss on investment and foreign currency transactions	(774,502)	(576,525)
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	6,578,381	(12,441,908)

Net increase (decrease) in net assets from operations	7,524,965	(6,551,498)
Distributions to Shareholders
Class A	(798,839)	(2,083,908)
Class C	(3,034)	(15,455)
Advisor Class	(368,472)	(938,935)
Class R	(39,228)	(128,902)
Class K	(50,584)	(175,426)
Class I	(19,342)	(37,014)
Transactions in Shares of Beneficial Interest
Net decrease	(2,406,725)	(9,126,499)

Total increase (decrease)	3,838,741	(19,057,637)
Net Assets
Beginning of period	106,844,330	125,901,967

End of period	$110,683,071	$106,844,330

See notes to financial statements.

abfunds.com	AB INTERNATIONAL VALUE FUND | 21

NOTES TO FINANCIAL STATEMENTS

May 31, 2023 (unaudited)

NOTE A

Significant Accounting Policies

AB Trust (the “Trust”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Trust operates as a series company currently comprised of three funds. Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB International Value Fund (the “Fund”), a diversified fund. The Fund offers Class A, Class C, Advisor Class, Class R, Class K and Class I shares. Class B share have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Trust’s Board of Trustees (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other

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NOTES TO FINANCIAL STATEMENTS (continued)

things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

abfunds.com	AB INTERNATIONAL VALUE FUND | 23

NOTES TO FINANCIAL STATEMENTS (continued)

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized

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NOTES TO FINANCIAL STATEMENTS (continued)

modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rates, coupon rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2023:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Common Stocks:
Industrials	$	– 0	–	$18,133,282		$	– 0	–	$18,133,282
Financials		– 0	–	14,895,506			– 0	–	14,895,506
Consumer Discretionary		– 0	–	14,328,257			– 0	–	14,328,257
Consumer Staples		1,021,636		12,115,376			– 0	–	13,137,012
Health Care		1,065,820		11,061,110			– 0	–	12,126,930
Materials		– 0	–	9,489,587			– 0	–	9,489,587
Communication Services		1,106,264		6,707,071			– 0	–	7,813,335
Information Technology		1,054,899		5,321,993			– 0	–	6,376,892
Energy		1,401,362		4,931,720			– 0	–	6,333,082
Utilities		– 0	–	3,970,958			– 0	–	3,970,958
Real Estate		– 0	–	1,472,124			– 0	–	1,472,124
Short-Term Investments		1,883,901		– 0	–		– 0	–	1,883,901
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund		1,224,749		– 0	–		– 0	–	1,224,749

Total Investments in Securities		8,758,631		102,426,984	(a)		– 0	–	111,185,615
Other Financial Instruments(b):
Assets:
Forward Currency Exchange Contracts		– 0	–	370,589			– 0	–	370,589

abfunds.com	AB INTERNATIONAL VALUE FUND | 25

NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities:	Level 1			Level 2	Level 3			Total
Liabilities:
Forward Currency Exchange Contracts	$	– 0	–	$(550,741)	$	– 0	–	$(550,741)

Total		$8,758,631		$102,246,832	$	– 0	–	$111,005,463

(a)

A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on,

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NOTES TO FINANCIAL STATEMENTS (continued)

among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion,

abfunds.com	AB INTERNATIONAL VALUE FUND | 27

NOTES TO FINANCIAL STATEMENTS (continued)

.65% of the next $2.5 billion and .60% in excess of $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding expenses associated with acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Caps”) to 1.25%, 2.00%, 1.00%, 1.50%, 1.25% and 1.00% of daily average net assets for Class A, Class C, Advisor Class, Class R, Class K, and Class I shares, respectively. For the six months ended May 31, 2023, such reimbursements/waivers amounted to $240,369.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended May 31, 2023, the reimbursement for such services amounted to $53,568.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $42,295 for the six months ended May 31, 2023.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $249 from the sale of Class A shares and received $282 and $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended May 31, 2023.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended May 31, 2023, such waiver amounted to $594.

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NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the six months ended May 31, 2023 is as follows:

Fund	Market Value 11/30/22 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 5/31/23 (000)	Dividend Income (000)
Government Money Market Portfolio	$1,604	$23,535	$23,255	$1,884	$27
Government Money Market Portfolio*	345	6,308	5,428	1,225	1

Total				$3,109	$28

*	Investments of cash collateral for securities lending transactions (see Note E).

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of ..25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $6,494,564, $2,382,782 and $2,433,621 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2023 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$24,264,453		$29,301,208
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$12,493,556
Gross unrealized depreciation	(7,768,025)

Net unrealized appreciation	$4,725,531

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivative utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

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NOTES TO FINANCIAL STATEMENTS (continued)

During the six months ended May 31, 2023, the Fund held forward currency exchange contracts for hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the six months ended May 31, 2023, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$370,589	Unrealized depreciation on forward currency exchange contracts	$550,741

Total		$370,589		$550,741

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	$(610,615)	$129,939

Total		$(610,615)	$129,939

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended May 31, 2023:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$23,614,113
Average principal amount of sale contracts	$22,868,016

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of May 31, 2023. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Bank of America, NA	$5,956	$(1,416)	$	– 0	–	$	– 0	–	$4,540
Barclays Bank PLC	174,675	(2,488)		– 0	–		– 0	–	172,187
Morgan Stanley Capital Services, Inc.	43,850	(43,850)		– 0	–		– 0	–	– 0	–
State Street Bank & Trust Co.	55,886	(55,886)		– 0	–		– 0	–	– 0	–
UBS AG	90,222	(2,518)		– 0	–		– 0	–	87,704

Total	$370,589	$(106,158)	$	– 0	–	$	– 0	–	$264,431	^

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NOTES TO FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Bank of America, NA	$1,416	$(1,416)		$	– 0	–	$	– 0	–	$	– 0	–
Barclays Bank PLC	2,488	(2,488)			– 0	–		– 0	–		– 0	–
Citibank, NA	206,425	– 0	–		– 0	–		– 0	–		206,425
Goldman Sachs Bank USA	169,152	– 0	–		– 0	–		– 0	–		169,152
Morgan Stanley Capital Services, Inc.	74,033	(43,850)			– 0	–		– 0	–		30,183
Natwest Markets PLC	25,360	– 0	–		– 0	–		– 0	–		25,360
State Street Bank & Trust Co.	69,349	(55,886)			– 0	–		– 0	–		13,463
UBS AG	2,518	(2,518)			– 0	–		– 0	–		– 0	–

Total	$550,741	$(106,158)		$	– 0	–	$	– 0	–		$444,583	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases,

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NOTES TO FINANCIAL STATEMENTS (continued)

this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

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NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions surrounding securities lending for the six months ended May 31, 2023 is as follows:

				Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned	Advisory Fee Waived
$1,391,049	$1,224,749	$284,054	$6,147	$703	$54

*	As of May 31, 2023.

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Six Months Ended May 31, 2023 (unaudited)	Year Ended November 30, 2022	Six Months Ended May 31, 2023 (unaudited)	Year Ended November 30, 2022

Class A
Shares sold	276,886	404,551	$3,787,660	$5,075,512

Shares issued in reinvestment of dividends	57,108	134,508	719,566	1,880,417

Shares converted from Class C	7,500	5,038	103,833	66,360

Shares redeemed	(463,912)	(835,783)	(6,280,489)	(10,564,284)

Net decrease	(122,418)	(291,686)	$(1,669,430)	$(3,541,995)

Class C
Shares sold	24,941	5,952	$317,056	$77,460

Shares issued in reinvestment of dividends	224	1,036	2,788	14,278

Shares converted to Class A	(7,619)	(5,144)	(103,833)	(66,360)

Shares redeemed	(2,614)	(18,413)	(35,224)	(233,376)

Net increase (decrease)	14,932	(16,569)	$180,787	$(207,998)

Advisor Class
Shares sold	45,420	138,576	$618,753	$1,829,764

Shares issued in reinvestment of dividends	23,125	51,990	298,306	743,976

Shares redeemed	(220,793)	(423,678)	(3,041,495)	(5,435,432)

Net decrease	(152,248)	(233,112)	$(2,124,436)	$(2,861,692)

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Six Months Ended May 31, 2023 (unaudited)	Year Ended November 30, 2022	Six Months Ended May 31, 2023 (unaudited)	Year Ended November 30, 2022

Class R
Shares sold	26,476	45,421	$360,809	$565,186

Shares issued in reinvestment of dividends	3,133	9,274	39,199	128,819

Shares redeemed	(43,296)	(109,279)	(583,706)	(1,400,632)

Net decrease	(13,687)	(54,584)	$(183,698)	$(706,627)

Class K
Shares sold	213,700	179,736	$2,861,240	$2,389,300

Shares issued in reinvestment of dividends	4,034	12,602	50,583	175,426

Shares redeemed	(73,806)	(326,575)	(996,388)	(4,193,446)

Net increase (decrease)	143,928	(134,237)	$1,915,435	$(1,628,720)

Class I
Shares sold	6,968	15,776	$91,405	$198,418

Shares issued in reinvestment of dividends	1,215	2,673	15,124	37,014

Shares redeemed	(48,248)	(31,183)	(631,912)	(414,899)

Net decrease	(40,065)	(12,734)	$(525,383)	$(179,467)

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may be underperforming the market generally.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk—Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

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NOTES TO FINANCIAL STATEMENTS (continued)

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

LIBOR Transition and Associated Risk—The Fund may be exposed to debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. As announced by the FCA and LIBOR’s administrator, ICE Benchmark Administration, most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) have not been published since the end of 2021, but the most widely used U.S. Dollar LIBOR settings are expected to continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the Secured Overnight Financing Rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market and has been used increasingly on a voluntary basis in new

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NOTES TO FINANCIAL STATEMENTS (continued)

instruments and transactions. In addition, on March 15, 2022, the Adjustable Interest Rate Act was signed into law. This law provides a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions. On December 16, 2022, the Federal Reserve Board adopted regulations implementing the law by identifying benchmark rates based on SOFR that will replace LIBOR in different categories of financial contracts after June 30, 2023. The regulations include provisions that (i) provide a safe harbor for selection or use of a replacement benchmark rate selected by the Federal Reserve Board; (ii) clarify who may choose the replacement benchmark rate selected by the Federal Reserve Board; and (iii) ensure that contracts adopting a replacement benchmark rate selected by the Federal Reserve Board will not be interrupted or terminated following the replacement of LIBOR.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or NAV. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but

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NOTES TO FINANCIAL STATEMENTS (continued)

there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2023.

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending November 30, 2023 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended November 30, 2022 and November 30, 2021 were as follows:

	2022	2021
Distributions paid from:
Ordinary income	$3,379,640	$1,045,636

Total taxable distributions paid	$3,379,640	$1,045,636

As of November 30, 2022, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,237,521
Accumulated capital and other losses	(120,261,593	)(a)
Unrealized appreciation (depreciation)	(3,033,606	)(b)

Total accumulated earnings (deficit)	$(122,057,678	)(c)

(a)	As of November 30, 2022, the Fund had a net capital loss carryforward of $120,261,593.

(b)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), and the tax deferral of losses on wash sales.

(c)	The difference between book-basis and tax-basis components of accumulated earnings (deficit) are attributable primarily to the tax treatment of refunded EU foreign tax reclaims.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2022,

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NOTES TO FINANCIAL STATEMENTS (continued)

the Fund had a net short-term capital loss carryforward of $40,253,764 and a net long-term capital loss carryforward of $80,007,829, which may be carried forward for an indefinite period.

NOTE J

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Six Months Ended May 31, 2023 (unaudited)		Year Ended November 30,
			2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 12.89		$ 13.94	$ 12.58	$ 12.84	$ 12.32	$ 14.98

Income From Investment Operations

Net investment income(a)(b)	.21		.74	.30	.11	.19	.16

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.69		(1.42)	1.15	(.23)	.36	(2.54)

Net increase (decrease) in net asset value from operations	.90		(.68)	1.45	(.12)	.55	(2.38)

Less: Dividends

Dividends from net investment income	(.15)		(.37)	(.09)	(.14)	(.03)	(.28)

Net asset value, end of period	$ 13.64		$ 12.89	$ 13.94	$ 12.58	$ 12.84	$ 12.32

Total Return

Total investment return based on net asset value(c)*	6.75%		(5.08)%+	11.51%	(.85)%	4.47%	(16.20)%

Ratios/Supplemental Data

Net assets, end of period (000,000’s omitted)	$71		$69	$79	$80	$102	$117

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.25	%^	1.25%	1.25%	1.25%	1.44%	1.43%

Expenses, before waivers/reimbursements	1.69	%^	1.76%	1.61%	1.65%	1.61%	1.43%

Net investment income(b)	3.04	%^	5.92%	2.10%	1.00%	1.56%	1.11%

Portfolio turnover rate	22%		42%	45%	48%	47%	34%

See footnote summary on page 47.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Six Months Ended May 31, 2023 (unaudited)		Year Ended November 30,
			2022	2021		2020		2019		2018

Net asset value, beginning of period	$ 12.61		$ 13.56	$ 12.25		$ 12.46		$ 12.02		$ 14.45

Income From Investment Operations

Net investment income(a)(b)	.16		.61	.20		.03		.10		.05

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.68		(1.38)	1.11		(.24)		.34		(2.47)

Net increase (decrease) in net asset value from operations	.84		(.77)	1.31		(.21)		.44		(2.42)

Less: Dividends

Dividends from net investment income	(.04)		(.18)	– 0	–	(.00	)(d)	– 0	–	(.01)

Net asset value, end of period	$ 13.41		$ 12.61	$ 13.56		$ 12.25		$ 12.46		$ 12.02

Total Return

Total investment return based on net asset value(c)*	6.35%		(5.80)%+	10.69%		(1.67)%		3.66%		(16.77)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,198		$938	$1,233		$2,178		$4,775		$8,295

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	2.00	%^	2.00%	2.00%		2.00%		2.22%		2.18%

Expenses, before waivers/reimbursements	2.47	%^	2.54%	2.38%		2.43%		2.37%		2.18%

Net investment income(b)	2.38	%^	4.97%	1.44%		.26%		.86%		.34%

Portfolio turnover rate	22%		42%	45%		48%		47%		34%

See footnote summary on page 47.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended May 31, 2023 (unaudited)		Year Ended November 30,
			2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 13.23		$ 14.29	$ 12.90	$ 13.16	$ 12.63	$ 15.33

Income From Investment Operations

Net investment income(a)(b)	.23		.77	.35	.15	.23	.20

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.71		(1.42)	1.17	(.23)	.36	(2.59)

Net increase (decrease) in net asset value from operations	.94		(.65)	1.52	(.08)	.59	(2.39)

Less: Dividends

Dividends from net investment income	(.18)		(.41)	(.13)	(.18)	(.06)	(.31)

Net asset value, end of period	$ 13.99		$ 13.23	$ 14.29	$ 12.90	$ 13.16	$ 12.63

Total Return

Total investment return based on net asset value(c)*	6.89%		(4.77)%+	11.82%	(.68)%	4.72%	(15.92)%

Ratios/Supplemental Data

Net assets, end of period (000,000’s omitted)	$27		$27	$33	$32	$38	$46

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.00	%^	1.00%	1.00%	1.00%	1.20%	1.18%

Expenses, before waivers/reimbursements	1.44	%^	1.51%	1.36%	1.40%	1.36%	1.18%

Net investment income(b)	3.25	%^	6.01%	2.36%	1.25%	1.84%	1.36%

Portfolio turnover rate	22%		42%	45%	48%	47%	34%

See footnote summary on page 47.

abfunds.com	AB INTERNATIONAL VALUE FUND | 43

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class R
	Six Months Ended May 31, 2023 (unaudited)		Year Ended November 30,
			2022	2021	2020	2019		2018

Net asset value, beginning of period	$ 12.77		$ 13.81	$ 12.46	$ 12.71	$ 12.20		$ 14.83

Income From Investment Operations

Net investment income(a)(b)	.19		.69	.26	.08	.16		.12

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.69		(1.40)	1.14	(.22)	.35		(2.52)

Net increase (decrease) in net asset value from operations	.88		(.71)	1.40	(.14)	.51		(2.40)

Less: Dividends

Dividends from net investment income	(.12)		(.33)	(.05)	(.11)	– 0	–	(.23)

Net asset value, end of period	$ 13.53		$ 12.77	$ 13.81	$ 12.46	$ 12.71		$ 12.20

Total Return

Total investment return based on net asset value(c)*	6.61%		(5.33)%+	11.26%	(1.12)%	4.18%		(16.41)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$4,357		$4,286	$5,387	$6,068	$9,623		$12,079

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.50	%^	1.50%	1.50%	1.50%	1.69%		1.72%

Expenses, before waivers/reimbursements	1.94	%^	2.00%	1.86%	1.88%	1.83%		1.73%

Net investment income(b)	2.79	%^	5.52%	1.85%	.74%	1.32%		.82%

Portfolio turnover rate	22%		42%	45%	48%	47%		34%

See footnote summary on page 47.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class K
	Six Months Ended May 31, 2023 (unaudited)		Year Ended November 30,
			2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 12.83		$ 13.87	$ 12.54	$ 12.81	$ 12.29	$ 14.93

Income From Investment Operations

Net investment income(a)(b)	.24		.64	.30	.12	.20	.16

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.66		(1.31)	1.13	(.23)	.35	(2.52)

Net increase (decrease) in net asset value from operations	.90		(.67)	1.43	(.11)	.55	(2.36)

Less: Dividends

Dividends from net investment income	(.15)		(.37)	(.10)	(.16)	(.03)	(.28)

Net asset value, end of period	$ 13.58		$ 12.83	$ 13.87	$ 12.54	$ 12.81	$ 12.29

Total Return

Total investment return based on net asset value(c)*	6.76%		(5.03)%+	11.49%	(.92)%	4.48%	(16.09)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$6,591		$4,381	$6,599	$7,162	$8,425	$9,390

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.25	%^	1.25%	1.25%	1.25%	1.40%	1.41%

Expenses, before waivers/reimbursements	1.64	%^	1.68%	1.55%	1.57%	1.52%	1.42%

Net investment income(b)	3.57	%^	5.08%	2.09%	1.02%	1.65%	1.12%

Portfolio turnover rate	22%		42%	45%	48%	47%	34%

See footnote summary on page 47.

abfunds.com	AB INTERNATIONAL VALUE FUND | 45

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Six Months Ended May 31, 2023 (unaudited)		Year Ended November 30,
			2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 12.80		$ 13.88	$ 12.57	$ 12.86	$ 12.35	$ 15.01

Income From Investment Operations

Net investment income(a)(b)	.18		.78	.32	.15	.24	.23

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.73		(1.42)	1.15	(.23)	.35	(2.54)

Net increase (decrease) in net asset value from operations	.91		(.64)	1.47	(.08)	.59	(2.31)

Less: Dividends

Dividends from net investment income	(.22)		(.44)	(.16)	(.21)	(.08)	(.35)

Net asset value, end of period	$ 13.49		$ 12.80	$ 13.88	$ 12.57	$ 12.86	$ 12.35

Total Return

Total investment return based on net asset value(c)*	6.88%		(4.83)%+	11.78%	(.64)%	4.87%	(15.77)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$649		$1,129	$1,400	$1,829	$7,342	$4,280

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.00	%^	1.00%	1.00%	1.00%	1.03%	.98%

Expenses, before waivers/reimbursements	1.19	%^	1.26%	1.12%	1.14%	1.11%	.99%

Net investment income(b)	2.62	%^	6.26%	2.28%	1.30%	1.97%	1.61%

Portfolio turnover rate	22%		42%	45%	48%	47%	34%

See footnote summary on page 47.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Amount is less than $.005.

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended November 30, 2022, November 30, 2020, and November 30, 2019 by .01%, .04% and .19%, respectively.

+

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

^	Annualized.

See notes to financial statements.

abfunds.com	AB INTERNATIONAL VALUE FUND | 47

BOARD OF TRUSTEES

Garry L. Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1)

OFFICERS

Justin Moreau(2), Vice President Avi Lavi(2), Vice President Nancy E. Hay, Secretary Michael B. Reyes, Senior Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

One Congress Street

Suite 1

Boston, MA 02114

Principal Underwriter

AllianceBernstein Investments, Inc.
501 Commerce Street

Nashville, TN 37203

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
One Manhattan West
New York, NY 10001

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s International Value Senior Investment Management Team. Messrs. Moreau and Lavi are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2023, which covered the period January 1, 2022 through December 31, 2022 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

abfunds.com	AB INTERNATIONAL VALUE FUND | 49

and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of AB Trust (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB International Value Fund (the “Fund”) at a meeting held in-person on May 2-4, 2023 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

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judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2021 and 2022 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution

52 | AB INTERNATIONAL VALUE FUND	abfunds.com

expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Advisor Class shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Advisor Class shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2023 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median. Taking into account the administrative expense reimbursement paid to the Adviser in the latest fiscal year, the directors noted that the Adviser’s total rate of

abfunds.com	AB INTERNATIONAL VALUE FUND | 53

compensation was above the median and discussed with the Adviser the reasons it was above the median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Advisor Class shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Advisor Class expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment

54 | AB INTERNATIONAL VALUE FUND	abfunds.com

advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the medians. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

abfunds.com	AB INTERNATIONAL VALUE FUND | 55

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Low Volatility Equity Portfolio1

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Short Duration High Yield Portfolio1

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Disruptors ETF

High Yield ETF

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

US High Dividend ETF

US Low Volatility Equity ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to July 5, 2023, International Low Volatility Equity Portfolio was named International Strategic Core Portfolio and Short Duration High Yield Portfolio was named Limited Duration High Income Portfolio.

56 | AB INTERNATIONAL VALUE FUND	abfunds.com

AB INTERNATIONAL VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

IV-0152-0523

MAY    05.31.23

SEMI-ANNUAL REPORT

AB DISCOVERY VALUE FUND

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Discovery Value Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB DISCOVERY VALUE FUND | 1

SEMI-ANNUAL REPORT

July 10, 2023

This report provides management’s discussion of fund performance for the AB Discovery Value Fund for the semi-annual reporting period ended May 31, 2023.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF MAY 31, 2023 (unaudited)

	6 Months	12 Months

AB DISCOVERY VALUE FUND

Class A Shares	-7.40%	-9.08%

Class C Shares	-7.69%	-9.72%

Advisor Class Shares[1]	-7.25%	-8.85%

Class R Shares[1]	-7.55%	-9.42%

Class K Shares[1]	-7.45%	-9.21%

Class I Shares[1]	-7.26%	-8.83%

Class Z Shares[1]	-7.23%	-8.81%

Primary Benchmark: Russell 2500 Value Index	-8.59%	-9.73%

Russell 2500 Index	-5.71%	-5.34%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its primary benchmark, the Russell 2500 Value Index, as well as the Russell 2500 Index, which represents small- and mid-cap stocks, for the six- and 12-month periods ended May 31, 2023.

During the six-month period, all share classes of the Fund outperformed the primary benchmark and underperformed the Russell 2500 Index, before sales charges. Overall security selection drove outperformance, relative to the benchmark. Selection within consumer discretionary and financials contributed, while selection within health care and technology detracted. Sector selection also contributed. Overweights to industrials and technology added to gains, while an overweight to financials and an underweight to health care detracted.

During the 12-month period, all share classes of the Fund outperformed the primary benchmark and underperformed the Russell 2500 Index, before sales charges. Overall sector selection was positive, as gains from

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an overweight to industrials and an underweight to real estate offset losses from an overweight to financials and an underweight to utilities. Overall security selection was negative. Selection within health care and consumer staples detracted, while selection within consumer discretionary and materials contributed.

The Fund did not use derivatives during either period.

MARKET REVIEW AND INVESTMENT STRATEGY

US and international stocks rose, while emerging-market stocks declined during the six-month period ended May 31, 2023. Developed markets rallied but experienced bouts of volatility, as central banks—led by the US Federal Reserve—began to pause or lower rate hikes. Despite some signs of easing inflationary pressures, resilient consumer spending and mostly strong global economic data raised concern that central banks would need to hold rates higher for longer to combat stubbornly high inflation. China’s elimination of its zero-COVID restrictions in December initially benefited global stocks, but the slower-than-expected pace of its economic recovery created headwinds—especially for emerging markets. Later, the collapse of select US regional banks triggered concerns about broader financial contagion and briefly drove stocks lower. Within large-cap markets, growth-oriented stocks rose and value-oriented stocks declined in absolute terms. Growth stocks surged higher, led by a technology sector rally, which was fueled by positive earnings reports and optimism over revenue growth linked to the development of AI technologies. Large-cap stocks rose in absolute terms and outperformed small-cap stocks, which declined.

The Fund’s Senior Investment Management Team (the “Team”) seeks to invest opportunistically in what it considers to be undervalued companies with solid fundamentals and attractive long-term earnings prospects. The Fund’s emphasis continues to be at the stock-specific level, as the Team looks for companies that offer compelling valuation, strong free cash flow and significant company-level catalysts.

INVESTMENT POLICIES

The Fund invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization US companies. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of small- to mid-capitalization companies. For purposes of this policy, small- to mid-capitalization companies are those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2500 Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500 Value Index. Because the Fund’s definition of small- to mid-capitalization

(continued on next page)

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companies is dynamic, the lower and upper limits on market capitalization will change with the markets.

The Fund invests in companies that are determined by the Adviser to be undervalued, using the Adviser’s fundamental value approach. In selecting securities for the Fund’s portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.

The Fund may invest in securities issued by non-US companies.

The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Russell 2500® Value Index and the Russell 2500™ Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2500 Value Index represents the performance of small- to mid-cap value companies within the US. The Russell 2500 Index represents the performance of 2,500 small- to mid-cap companies within the US. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may be underperforming the market generally.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is

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DISCLOSURES AND RISKS (continued)

no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1%, 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2023 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-9.08%	-12.93%

5 Years	2.40%	1.51%

10 Years	6.67%	6.21%

CLASS C SHARES

1 Year	-9.72%	-10.56%

5 Years	1.64%	1.64%

10 Years[1]	5.89%	5.89%

ADVISOR CLASS SHARES[2]

1 Year	-8.85%	-8.85%

5 Years	2.66%	2.66%

10 Years	6.95%	6.95%

CLASS R SHARES[2]

1 Year	-9.42%	-9.42%

5 Years	1.98%	1.98%

10 Years	6.26%	6.26%

CLASS K SHARES[2]

1 Year	-9.21%	-9.21%

5 Years	2.29%	2.29%

10 Years	6.58%	6.58%

CLASS I SHARES[2]

1 Year	-8.83%	-8.83%

5 Years	2.65%	2.65%

10 Years	6.95%	6.95%

CLASS Z SHARES[2]

1 Year	-8.81%	-8.81%

5 Years	2.73%	2.73%

Since Inception[3]	6.54%	6.54%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.08%, 1.83%, 0.83%, 1.52%, 1.21%, 0.86% and 0.79% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception date: 10/15/2013.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2023 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	6.60%

5 Years	3.42%

10 Years	7.34%

CLASS C SHARES

1 Year	9.53%

5 Years	3.55%

10 Years[1]	7.02%

ADVISOR CLASS SHARES[2]

1 Year	11.62%

5 Years	4.59%

10 Years	8.10%

CLASS R SHARES[2]

1 Year	10.91%

5 Years	3.90%

10 Years	7.40%

CLASS K SHARES[2]

1 Year	11.23%

5 Years	4.21%

10 Years	7.72%

CLASS I SHARES[2]

1 Year	11.65%

5 Years	4.57%

10 Years	8.09%

CLASS Z SHARES[2]

1 Year	11.72%

5 Years	4.65%

Since Inception[3]	7.49%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception date: 10/15/2013.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value December 1, 2022	Ending Account Value May 31, 2023	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$926.00	$5.28	1.10%
Hypothetical**	$1,000	$1,019.45	$5.54	1.10%
Class C
Actual	$1,000	$923.10	$8.87	1.85%
Hypothetical**	$1,000	$1,015.71	$9.30	1.85%
Advisor Class
Actual	$1,000	$927.50	$4.08	0.85%
Hypothetical**	$1,000	$1,020.69	$4.28	0.85%
Class R
Actual	$1,000	$924.50	$7.05	1.47%
Hypothetical**	$1,000	$1,017.60	$7.39	1.47%
Class K
Actual	$1,000	$925.50	$5.90	1.23%
Hypothetical**	$1,000	$1,018.80	$6.19	1.23%
Class I
Actual	$1,000	$927.40	$4.18	0.87%
Hypothetical**	$1,000	$1,020.59	$4.38	0.87%
Class Z
Actual	$1,000	$927.70	$3.84	0.80%
Hypothetical**	$1,000	$1,020.94	$4.03	0.80%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

May 31, 2023 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $2,493.4

TEN LARGEST HOLDINGS2

Company	U.S. $ Value	Percent of Net Assets

First Citizens BancShares, Inc./NC – Class A	$50,388,127	2.0%

Dycom Industries, Inc.	43,466,204	1.7

Vertiv Holdings Co.	41,510,073	1.7

Knight-Swift Transportation Holdings, Inc.	41,361,443	1.7

IDACORP, Inc.	41,350,029	1.7

PulteGroup, Inc.	40,977,331	1.6

Berry Global Group, Inc.	40,478,364	1.6

Everest Re Group Ltd.	39,918,348	1.6

Regal Rexnord Corp.	39,243,406	1.6

Cameco Corp.	38,259,120	1.5

	$416,952,445	16.7%

1	The Fund’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

2	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

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PORTFOLIO OF INVESTMENTS

May 31, 2023 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.0%
Industrials – 24.6%
Aerospace & Defense – 0.8%
Spirit AeroSystems Holdings, Inc. – Class A(a)	787,840	$20,948,666

Building Products – 2.5%
Builders FirstSource, Inc.(b)	299,330	34,707,314
Masonite International Corp.(b)	307,516	27,082,934

		61,790,248

Construction & Engineering – 5.1%
Arcosa, Inc.	385,117	25,286,782
Dycom Industries, Inc.(a)(b)	428,534	43,466,204
Fluor Corp.(a)(b)	1,177,045	31,262,315
MasTec, Inc.(a)(b)	263,660	26,724,578

		126,739,879

Electrical Equipment – 4.4%
Regal Rexnord Corp.	302,128	39,243,406
Sensata Technologies Holding PLC	664,098	27,573,349
Vertiv Holdings Co.	2,150,781	41,510,073

		108,326,828

Ground Transportation – 3.1%
Knight-Swift Transportation Holdings, Inc.	752,163	41,361,443
XPO, Inc.(a)(b)	743,198	34,878,282

		76,239,725

Machinery – 3.3%
Crane NXT Co.(a)	387,648	20,401,914
Oshkosh Corp.	422,188	31,170,140
Timken Co. (The)	444,638	31,813,849

		83,385,903

Marine Transportation – 0.8%
Star Bulk Carriers Corp.	1,214,674	20,807,366

Passenger Airlines – 1.4%
Alaska Air Group, Inc.(b)	764,475	34,347,862

Professional Services – 1.7%
Korn Ferry	364,790	17,145,130
Robert Half International, Inc.	397,825	25,866,581

		43,011,711

Trading Companies & Distributors – 1.5%
Herc Holdings, Inc.	364,341	36,951,464

		612,549,652

Financials – 20.7%
Banks – 10.6%
BankUnited, Inc.	603,715	11,422,288
Comerica, Inc.	739,184	26,684,542

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

First BanCorp./Puerto Rico	2,707,743	$30,218,412
First Citizens BancShares, Inc./NC – Class A	40,401	50,388,127
First Hawaiian, Inc.	1,722,930	28,411,116
Synovus Financial Corp.	776,664	21,039,828
Texas Capital Bancshares, Inc.(b)	568,785	26,903,530
Webster Financial Corp.	566,016	20,121,869
Wintrust Financial Corp.	414,130	26,326,244
Zions Bancorp NA(a)	819,572	22,366,120

		263,882,076

Capital Markets – 3.5%
Cboe Global Markets, Inc.	246,220	32,604,452
Moelis & Co. – Class A(a)	598,702	22,672,845
Stifel Financial Corp.	586,162	32,573,022

		87,850,319

Insurance – 6.6%
American Financial Group, Inc./OH	194,927	21,884,455
Everest Re Group Ltd.	117,400	39,918,348
Hanover Insurance Group, Inc. (The)	227,911	25,402,960
Kemper Corp.(a)	457,240	19,789,347
Reinsurance Group of America, Inc.(a)	208,810	29,233,400
Selective Insurance Group, Inc.(a)	296,248	28,656,069

		164,884,579

		516,616,974

Consumer Discretionary – 15.3%
Automobile Components – 1.6%
Dana, Inc.	1,210,951	15,584,940
Goodyear Tire & Rubber Co. (The)(b)	1,725,170	23,686,584

		39,271,524

Diversified Consumer Services – 0.9%
ADT, Inc.	4,067,828	23,145,941

Hotels, Restaurants & Leisure – 3.4%
Dine Brands Global, Inc.(a)	435,926	26,081,453
Hilton Grand Vacations, Inc.(a)(b)	844,782	36,114,431
Papa John’s International, Inc.(a)	311,759	21,857,423

		84,053,307

Household Durables – 2.6%
PulteGroup, Inc.	620,117	40,977,331
Taylor Morrison Home Corp.(b)	583,711	24,766,858

		65,744,189

Specialty Retail – 2.8%
Bath & Body Works, Inc.	786,940	27,731,766
Sally Beauty Holdings, Inc.(b)	1,719,480	19,361,345
Williams-Sonoma, Inc.(a)	209,158	23,741,524

		70,834,635

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Textiles, Apparel & Luxury Goods – 4.0%
PVH Corp.	419,950	$36,124,099
Ralph Lauren Corp.	291,754	31,016,368
Tapestry, Inc.	788,623	31,560,692

		98,701,159

		381,750,755

Information Technology – 11.2%
Communications Equipment – 1.1%
Lumentum Holdings, Inc.(a)(b)	521,655	27,595,550

Electronic Equipment, Instruments & Components – 2.6%
Avnet, Inc.	789,435	34,608,831
Belden, Inc.	340,082	29,753,774

		64,362,605

IT Services – 1.0%
Genpact Ltd.	718,999	26,444,783

Semiconductors & Semiconductor Equipment – 3.5%
Amkor Technology, Inc.	38,796	961,365
FormFactor, Inc.(b)	952,870	29,815,302
Kulicke & Soffa Industries, Inc.	555,802	29,390,810
Synaptics, Inc.(b)	308,260	26,522,690

		86,690,167

Software – 3.0%
ACI Worldwide, Inc.(b)	997,656	22,756,534
CommVault Systems, Inc.(b)	406,683	28,341,738
Gen Digital, Inc.	1,362,082	23,890,918

		74,989,190

		280,082,295

Health Care – 6.0%
Health Care Equipment & Supplies – 3.6%
Avantor, Inc.(b)	1,238,190	24,689,509
Envista Holdings Corp.(b)	1,135,270	36,203,760
Integra LifeSciences Holdings Corp.(b)	751,160	28,506,522

		89,399,791

Health Care Providers & Services – 2.4%
Acadia Healthcare Co., Inc.(b)	443,950	31,356,188
Pediatrix Medical Group, Inc.(b)	2,093,363	27,841,728

		59,197,916

		148,597,707

Real Estate – 5.9%
Diversified REITs – 0.9%
Broadstone Net Lease, Inc. – Class A	1,369,395	21,472,114

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Health Care REITs – 1.1%
Physicians Realty Trust(a)	2,078,252	$28,388,922

Industrial REITs – 1.5%
STAG Industrial, Inc.(a)	1,082,395	37,667,346

Residential REITs – 1.0%
Apartment Income REIT Corp.	335,871	11,651,365
Camden Property Trust	130,701	13,654,333

		25,305,698

Specialized REITs – 1.4%
CubeSmart	771,808	34,299,148

		147,133,228

Energy – 4.8%
Energy Equipment & Services – 1.2%
ChampionX Corp.	1,115,580	28,179,551

Oil, Gas & Consumable Fuels – 3.6%
Cameco Corp.(a)	1,374,250	38,259,120
HF Sinclair Corp.	500,238	20,729,862
Magnolia Oil & Gas Corp. – Class A(a)	1,619,918	31,313,015

		90,301,997

		118,481,548

Materials – 3.8%
Chemicals – 1.1%
Huntsman Corp.(a)	1,140,200	27,079,750

Containers & Packaging – 1.6%
Berry Global Group, Inc.	707,540	40,478,364

Metals & Mining – 1.1%
ATI, Inc.(a)(b)	804,947	27,835,067

		95,393,181

Utilities – 3.1%
Electric Utilities – 3.1%
IDACORP, Inc.	397,329	41,350,029
Portland General Electric Co.	758,360	36,954,883

		78,304,912

Consumer Staples – 2.2%
Food Products – 2.2%
Hain Celestial Group, Inc. (The)(b)	1,829,665	22,340,210
Nomad Foods Ltd.(b)	1,942,224	33,114,919

		55,455,129

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Communication Services – 1.4%
Media – 1.4%
Criteo SA (Sponsored ADR)(b)	1,091,759	$34,816,194

Total Common Stocks (cost $2,394,159,700)		2,469,181,575

SHORT-TERM INVESTMENTS – 0.8%
Investment Companies – 0.8%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 5.03%(c)(d)(e) (cost $19,690,195)	19,690,195	19,690,195

Total Investments Before Security Lending Collateral for Securities Loaned – 99.8% (cost $2,413,849,895)		2,488,871,770

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.0%
Investment Companies – 0.0%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 5.03%(c)(d)(e) (cost $566,132)	566,132	566,132

Total Investments – 99.8% (cost $2,414,416,027)		2,489,437,902
Other assets less liabilities – 0.2%		4,009,534

Net Assets – 100.0%		$2,493,447,436

(a)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(b)	Non-income producing security.

(c)	Affiliated investments.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

ADR – American Depositary Receipt

REIT – Real Estate Investment Trust

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

May 31, 2023 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,394,159,700)	$2,469,181,575	(a)
Affiliated issuers (cost $20,256,327—including investment of cash collateral for securities loaned of $566,132)	20,256,327
Receivable for investment securities sold	16,012,547
Receivable for shares of beneficial interest sold	3,255,470
Unaffiliated dividends receivable	3,248,750
Affiliated dividends receivable	112,989

Total assets	2,512,067,658

Liabilities
Payable for investment securities purchased	13,537,909
Payable for shares of beneficial interest redeemed	2,472,185
Advisory fee payable	1,605,231
Payable for collateral received on securities loaned	566,132
Distribution fee payable	70,243
Transfer Agent fee payable	52,447
Administrative fee payable	13,817
Trustees’ fees payable	1,813
Dividends payable	130
Accrued expenses	300,315

Total liabilities	18,620,222

Net Assets	$2,493,447,436

Composition of Net Assets
Paid-in capital	$2,400,423,199
Distributable earnings	93,024,237

Net Assets	$2,493,447,436

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$227,122,130	11,871,424	$19.13	*

C	$6,901,061	432,727	$15.95

Advisor	$1,348,488,707	68,279,048	$19.75

R	$27,116,156	1,477,718	$18.35

K	$14,662,850	781,166	$18.77

I	$119,959,017	6,334,104	$18.94

Z	$749,197,515	39,643,115	$18.90

(a)	Includes securities on loan with a value of $153,741,899 (see Note E).

*	The maximum offering price per share for Class A shares was $19.98 which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB DISCOVERY VALUE FUND | 17

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2023 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $75,362)	$19,040,986
Affiliated issuers	413,411
Interest	1,248
Other income	15,953
Securities lending income	245,719	$19,717,317

Expenses
Advisory fee (see Note B)	9,907,062
Distribution fee—Class A	308,875
Distribution fee—Class C	42,005
Distribution fee—Class R	77,383
Distribution fee—Class K	19,843
Transfer agency—Class A	91,361
Transfer agency—Class C	3,227
Transfer agency—Advisor Class	522,741
Transfer agency—Class R	30,756
Transfer agency—Class K	15,874
Transfer agency—Class I	57,907
Transfer agency—Class Z	106,325
Custody and accounting	115,483
Registration fees	72,196
Printing	60,161
Administrative	52,515
Legal	30,294
Audit and tax	27,898
Trustees’ fees	27,577
Miscellaneous	48,915

Total expenses	11,618,398
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(10,215)

Net expenses		11,608,183

Net investment income		8,109,134

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		49,680,460
Foreign currency transactions		(531)
Net change in unrealized depreciation of:
Investments		(254,237,317)
Foreign currency denominated assets and liabilities		(760)

Net loss on investment and foreign currency transactions		(204,558,148)

Net Decrease in Net Assets from Operations		$(196,449,014)

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended May 31, 2023 (unaudited)	Year Ended November 30, 2022
Increase (Decrease) in Net Assets from Operations
Net investment income	$8,109,134	$29,319,009
Net realized gain on investment transactions	49,679,929	183,169,816
Net change in unrealized depreciation of investments and foreign currency denominated assets and liabilities	(254,238,077)	(436,126,885)
Contributions from Affiliates (see Note B)	– 0	–	641

Net decrease in net assets from operations	(196,449,014)	(223,637,419)
Distributions to Shareholders
Class A	(17,358,672)	(29,905,009)
Class C	(672,390)	(1,288,816)
Advisor Class	(99,824,842)	(158,996,737)
Class R	(2,216,296)	(3,790,542)
Class K	(1,163,963)	(2,411,479)
Class I	(9,286,407)	(14,259,872)
Class Z	(63,934,035)	(92,482,454)
Transactions in Shares of Beneficial Interest
Net increase	39,941,160	97,661,437

Total decrease	(350,964,459)	(429,110,891)
Net Assets
Beginning of period	2,844,411,895	3,273,522,786

End of period	$2,493,447,436	$2,844,411,895

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

May 31, 2023 (unaudited)

NOTE A

Significant Accounting Policies

AB Trust (the “Trust”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Trust operates as a series company currently comprised of three funds. Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Discovery Value Fund (the “Fund”), a diversified fund. The Fund offers Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. Class B shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Trust’s Board of Trustees (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

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NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange-traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by

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NOTES TO FINANCIAL STATEMENTS (continued)

contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified

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NOTES TO FINANCIAL STATEMENTS (continued)

as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2023:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$2,469,181,575		$	– 0	–	$	– 0	–	$2,469,181,575
Short-Term Investments	19,690,195			– 0	–		– 0	–	19,690,195
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	566,132			– 0	–		– 0	–	566,132

Total Investments in Securities	2,489,437,902			– 0	–		– 0	–	2,489,437,902
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total	$2,489,437,902		$	– 0	–	$	– 0	–	$2,489,437,902

(a)	See Portfolio of Investments for sector classifications.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

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NOTES TO FINANCIAL STATEMENTS (continued)

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from

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NOTES TO FINANCIAL STATEMENTS (continued)

those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended May 31, 2023, the reimbursement for such services amounted to $52,515.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $337,905 for the six months ended May 31, 2023.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $2,042 from the sale of Class A shares and received $1,102 and $509 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended May 31, 2023.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended May 31, 2023, such waiver amounted to $9,294.

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NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the six months ended May 31, 2023 is as follows:

Fund	Market Value 11/30/22 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 5/31/23 (000)	Dividend Income (000)
Government Money Market Portfolio	$15,430	$324,027	$319,767	$19,690	$413
Government Money Market Portfolio*	49,755	189,401	238,590	566	60

Total				$20,256	$473

*	Investments of cash collateral for securities lending transactions (see Note E).

During the year ended November 30, 2022, the Adviser reimbursed the Fund $641 for trading losses incurred due to a trade entry error.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class, Class I and Class Z shares. Payments under the Agreement in respect of Class A shares are limited to an annual rate of ..25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $3,671,403, $2,805,624 and $909,953 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2023 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$619,334,699		$772,483,845
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$316,139,655
Gross unrealized depreciation	(241,117,780)

Net unrealized appreciation	$75,021,875

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the six months ended May 31, 2023.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized

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NOTES TO FINANCIAL STATEMENTS (continued)

continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

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NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions surrounding securities lending for the six months ended May 31, 2023 is as follows:

				Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned	Advisory Fee Waived
$153,741,899	$566,132	$162,599,487	$186,056	$59,663	$921

*	As of May 31, 2023.

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Six Months Ended May 31, 2023 (unaudited)	Year Ended November 30, 2022	Six Months Ended May 31, 2023 (unaudited)	Year Ended November 30, 2022

Class A
Shares sold	627,080	1,210,380	$12,655,181	$28,049,850

Shares issued in reinvestment of dividends and distributions	776,559	1,085,927	15,507,875	27,083,009

Shares converted from Class C	40,240	72,597	830,047	1,672,832

Shares redeemed	(1,303,587)	(3,174,655)	(26,277,321)	(71,958,978)

Net increase (decrease)	140,292	(805,751)	$2,715,782	$(15,153,287)

Class C
Shares sold	26,004	127,492	$439,013	$2,424,379

Shares issued in reinvestment of dividends and distributions	38,072	57,670	636,185	1,217,999

Shares converted to Class A	(48,149)	(85,920)	(830,047)	(1,672,832)

Shares redeemed	(94,623)	(195,382)	(1,595,569)	(3,747,251)

Net decrease	(78,696)	(96,140)	$(1,350,418)	$(1,777,705)

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Six Months Ended May 31, 2023 (unaudited)	Year Ended November 30, 2022	Six Months Ended May 31, 2023 (unaudited)	Year Ended November 30, 2022

Advisor Class
Shares sold	5,851,349	9,607,167	$121,226,544	$229,967,399

Shares issued in reinvestment of dividends and distributions	4,150,578	5,066,090	85,460,406	130,046,545

Shares redeemed	(6,605,369)	(14,390,966)	(137,947,823)	(333,729,584)

Net increase	3,396,558	282,291	$68,739,127	$26,284,360

Class R
Shares sold	86,612	284,014	$1,684,438	$6,422,492

Shares issued in reinvestment of dividends and distributions	115,492	157,808	2,216,296	3,790,542

Shares redeemed	(323,531)	(513,219)	(6,383,551)	(11,401,746)

Net decrease	(121,427)	(71,397)	$(2,482,817)	$(1,188,712)

Class K
Shares sold	65,489	314,256	$1,313,929	$7,230,321

Shares issued in reinvestment of dividends and distributions	59,386	98,428	1,163,959	2,411,472

Shares redeemed	(152,928)	(655,564)	(3,047,452)	(14,619,650)

Net decrease	(28,053)	(242,880)	$(569,564)	$(4,977,857)

Class I
Shares sold	831,949	1,512,892	$16,482,070	$33,624,535

Shares issued in reinvestment of dividends and distributions	467,059	575,377	9,224,416	14,206,069

Shares redeemed	(968,716)	(1,948,967)	(19,144,104)	(43,326,522)

Net increase	330,292	139,302	$6,562,382	$4,504,082

Class Z
Shares sold	2,420,624	5,157,313	$47,603,381	$114,943,185

Shares issued in reinvestment of dividends and distributions	3,231,226	3,747,823	63,655,144	92,308,884

Shares redeemed	(7,188,520)	(5,248,294)	(144,931,857)	(117,281,513)

Net increase (decrease)	(1,536,670)	3,656,842	$(33,673,332)	$89,970,556

30 | AB DISCOVERY VALUE FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may be underperforming the market generally.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

LIBOR Transition and Associated Risk—The Fund may be exposed to debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. As announced by the FCA and LIBOR’s administrator, ICE Benchmark Administration, most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) have not been published since the end of 2021, but the most widely used U.S. Dollar LIBOR settings are expected to continue to be published until June 30, 2023.

abfunds.com	AB DISCOVERY VALUE FUND | 31

NOTES TO FINANCIAL STATEMENTS (continued)

However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the Secured Overnight Financing Rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market and has been used increasingly on a voluntary basis in new instruments and transactions. In addition, on March 15, 2022, the Adjustable Interest Rate Act was signed into law. This law provides a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions. On December 16, 2022, the Federal Reserve Board adopted regulations implementing the law by identifying benchmark rates based on SOFR that will replace LIBOR in different categories of financial contracts after June 30, 2023. The regulations include provisions that (i) provide a safe harbor for selection or use of a replacement benchmark rate selected by the Federal Reserve Board; (ii) clarify who may choose the replacement benchmark rate selected by the Federal Reserve Board; and (iii) ensure that contracts adopting a replacement benchmark rate selected by the Federal Reserve Board will not be interrupted or terminated following the replacement of LIBOR.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or NAV. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.

32 | AB DISCOVERY VALUE FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2023.

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending November 30, 2023 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended November 30, 2022 and November 30, 2021 were as follows:

	2022	2021
Distributions paid from:
Ordinary income	$233,593,877	$21,294,020
Net long-term capital gains	69,541,032	– 0	–

Total taxable distributions paid	$303,134,909	$21,294,020

abfunds.com	AB DISCOVERY VALUE FUND | 33

NOTES TO FINANCIAL STATEMENTS (continued)

As of November 30, 2022, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$26,286,620
Undistributed capital gains	162,856,710
Unrealized appreciation (depreciation)	294,786,526	(a)

Total accumulated earnings (deficit)	$483,929,856

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2022, the Fund did not have any capital loss carryforwards.

NOTE J

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848)—Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Six Months Ended May 31, 2023 (unaudited)	Year Ended November 30,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 22.19	$ 26.15	$ 19.27	$ 20.27	$ 22.06	$ 24.15

Income From Investment Operations

Net investment income(a)(b)	.04	.17	.20	.14	.12	.07

Net realized and unrealized gain (loss) on investment transactions	(1.62)	(1.73)	6.79	(.34)	.21	(.69)

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.58)	(1.56)	6.99	(.20)	.33	(.62)

Less: Dividends and Distributions

Dividends from net investment income	(.19)	(.22)	(.11)	(.16)	(.06)	(.04)

Distributions from net realized gain on investment transactions	(1.29)	(2.18)	– 0	–	(.64)	(2.06)	(1.43)

Total dividends and distributions	(1.48)	(2.40)	(.11)	(.80)	(2.12)	(1.47)

Net asset value, end of period	$ 19.13	$ 22.19	$ 26.15	$ 19.27	$ 20.27	$ 22.06

Total Return

Total investment return based on net asset value(d)*	(7.40)%	(6.98)%	36.43%	(1.09)%	2.58%	(2.57)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$227,122	$260,309	$327,794	$258,777	$368,201	$422,764

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.10	%^	1.08%	1.08%	1.15%	1.12%	1.10%

Expenses, before waivers/reimbursements(e)	1.10	%^	1.08%	1.08%	1.15%	1.13%	1.10%

Net investment income(b)	.38	%^	.75%	.82%	.87%	.64%	.30%

Portfolio turnover rate	23%	50%	53%	52%	36%	42%

See footnote summary on page 42.

abfunds.com	AB DISCOVERY VALUE FUND | 35

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class C
Six Months Ended May 31, 2023 (unaudited)	Year Ended November 30,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 18.66	$ 22.30	$ 16.47	$ 17.42	$ 19.34	$ 21.46

Income From Investment Operations

Net investment income (loss)(a)(b)	(.03)	.00	(c)	.01	.02	(.02)	(.09)

Net realized and unrealized gain (loss) on investment transactions	(1.35)	(1.45)	5.82	(.32)	.16	(.60)

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.38)	(1.45)	5.83	(.30)	.14	(.69)

Less: Dividends and Distributions

Dividends from net investment income	(.04)	(.01)	– 0	–	(.01)	– 0	–	– 0	–

Distributions from net realized gain on investment transactions	(1.29)	(2.18)	– 0	–	(.64)	(2.06)	(1.43)

Total dividends and distributions	(1.33)	(2.19)	– 0	–	(.65)	(2.06)	(1.43)

Net asset value, end of period	$ 15.95	$ 18.66	$ 22.30	$ 16.47	$ 17.42	$ 19.34

Total Return

Total investment return based on net asset value(d)*	(7.69)%	(7.70)%	35.40%	(1.85)%	1.84%	(3.31)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$6,901	$9,541	$13,548	$15,006	$36,124	$59,761

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.85	%^	1.83%	1.83%	1.90%	1.88%	1.85%

Expenses, before waivers/reimbursements(e)	1.85	%^	1.83%	1.83%	1.90%	1.88%	1.85%

Net investment income (loss)(b)	(.35	)%^	(.02)%	.03%	.12%	(.10)%	(.44)%

Portfolio turnover rate	23%	50%	53%	52%	36%	42%

See footnote summary on page 42.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Advisor Class
Six Months Ended May 31, 2023 (unaudited)	Year Ended November 30,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 22.89	$ 26.90	$ 19.83	$ 20.83	$ 22.62	$ 24.72

Income From Investment Operations

Net investment income(a)(b)	.07	.23	.27	.19	.18	.13

Net realized and unrealized gain (loss) on investment transactions	(1.67)	(1.78)	6.96	(.34)	.21	(.71)

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.60)	(1.55)	7.23	(.15)	.39	(.58)

Less: Dividends and Distributions

Dividends from net investment income	(.25)	(.28)	(.16)	(.21)	(.12)	(.09)

Distributions from net realized gain on investment transactions	(1.29)	(2.18)	– 0	–	(.64)	(2.06)	(1.43)

Total dividends and distributions	(1.54)	(2.46)	(.16)	(.85)	(2.18)	(1.52)

Net asset value, end of period	$ 19.75	$ 22.89	$ 26.90	$ 19.83	$ 20.83	$ 22.62

Total Return

Total investment return based on net asset value(d)*	(7.25)%	(6.78)%	36.76%	(.82)%	2.83%	(2.34)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,348,488	$1,485,483	$1,738,004	$1,225,735	$1,310,091	$1,349,282

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.85	%^	.83%	.83%	.90%	.87%	.85%

Expenses, before waivers/reimbursements(e)	.85	%^	.83%	.83%	.90%	.88%	.85%

Net investment income(b)	.63	%^	1.00%	1.07%	1.10%	.89%	.56%

Portfolio turnover rate	23%	50%	53%	52%	36%	42%

See footnote summary on page 42.

abfunds.com	AB DISCOVERY VALUE FUND | 37

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class R
Six Months Ended May 31, 2023 (unaudited)	Year Ended November 30,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 21.28	$ 25.16	$ 18.55	$ 19.54	$ 21.36	$ 23.48

Income From Investment Operations

Net investment income (loss)(a)(b)	.00	(c)	.07	.09	.07	.05	(.02)

Net realized and unrealized gain (loss) on investment transactions	(1.55)	(1.68)	6.55	(.34)	.19	(.67)

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.55)	(1.61)	6.64	(.27)	.24	(.69)

Less: Dividends and Distributions

Dividends from net investment income	(.09)	(.09)	(.03)	(.08)	– 0	–	– 0	–

Distributions from net realized gain on investment transactions	(1.29)	(2.18)	– 0	–	(.64)	(2.06)	(1.43)

Total dividends and distributions	(1.38)	(2.27)	(.03)	(.72)	(2.06)	(1.43)

Net asset value, end of period	$ 18.35	$ 21.28	$ 25.16	$ 18.55	$ 19.54	$ 21.36

Total Return

Total investment return based on net asset value(d)*	(7.55)%	(7.42)%	35.79%	(1.43)%	2.16%	(3.01)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$27,116	$34,034	$42,024	$41,762	$60,911	$74,104

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.47	%^	1.52%	1.51%	1.54%	1.52%	1.51%

Expenses, before waivers/reimbursements(e)	1.47	%^	1.52%	1.52%	1.55%	1.53%	1.52%

Net investment income (loss)(b)	.03	%^	.30%	.37%	.46%	.24%	(.11)%

Portfolio turnover rate	23%	50%	53%	52%	36%	42%

See footnote summary on page 42.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class K
Six Months Ended May 31, 2023 (unaudited)	Year Ended November 30,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 21.77	$ 25.69	$ 18.94	$ 19.94	$ 21.74	$ 23.80

Income From Investment Operations

Net investment income(a)(b)	.03	.13	.17	.13	.10	.05

Net realized and unrealized gain (loss) on investment transactions	(1.59)	(1.70)	6.67	(.35)	.21	(.68)

Contributions from Affiliates	– 0	–	.00	(c)	.00	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.56)	(1.57)	6.84	(.22)	.31	(.63)

Less: Dividends and Distributions

Dividends from net investment income	(.15)	(.17)	(.09)	(.14)	(.05)	– 0	–

Distributions from net realized gain on investment transactions	(1.29)	(2.18)	– 0	–	(.64)	(2.06)	(1.43)

Total dividends and distributions	(1.44)	(2.35)	(.09)	(.78)	(2.11)	(1.43)

Net asset value, end of period	$ 18.77	$ 21.77	$ 25.69	$ 18.94	$ 19.94	$ 21.74

Total Return

Total investment return based on net asset value(d)*	(7.45)%	(7.12)%	36.21%	(1.13)%	2.48%	(2.69)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$14,663	$17,616	$27,024	$24,349	$31,724	$37,062

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.23	%^	1.21%	1.21%	1.23%	1.21%	1.20%

Expenses, before waivers/reimbursements(e)	1.23	%^	1.21%	1.21%	1.24%	1.22%	1.21%

Net investment income(b)	.26	%^	.58%	.68%	.77%	.55%	.20%

Portfolio turnover rate	23%	50%	53%	52%	36%	42%

See footnote summary on page 42.

abfunds.com	AB DISCOVERY VALUE FUND | 39

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class I
Six Months Ended May 31, 2023 (unaudited)	Year Ended November 30,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 22.01	$ 25.96	$ 19.14	$ 20.13	$ 21.94	$ 24.03

Income From Investment Operations

Net investment income(a)(b)	.06	.22	.25	.18	.17	.12

Net realized and unrealized gain (loss) on investment transactions	(1.59)	(1.72)	6.73	(.32)	.20	(.68)

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.53)	(1.50)	6.98	(.14)	.37	(.56)

Less: Dividends and Distributions

Dividends from net investment income	(.25)	(.27)	(.16)	(.21)	(.12)	(.10)

Distributions from net realized gain on investment transactions	(1.29)	(2.18)	– 0	–	(.64)	(2.06)	(1.43)

Total dividends and distributions	(1.54)	(2.45)	(.16)	(.85)	(2.18)	(1.53)

Net asset value, end of period	$ 18.94	$ 22.01	$ 25.96	$ 19.14	$ 20.13	$ 21.94

Total Return

Total investment return based on net asset value(d)*	(7.26)%	(6.81)%	36.71%	(.79)%	2.81%	(2.35)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$119,959	$132,169	$152,215	$178,761	$231,569	$222,060

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.87	%^	.86%	.86%	.90%	.88%	.86%

Expenses, before waivers/reimbursements(e)	.87	%^	.86%	.86%	.90%	.88%	.86%

Net investment income(b)	.62	%^	.97%	1.03%	1.11%	.89%	.54%

Portfolio turnover rate	23%	50%	53%	52%	36%	42%

See footnote summary on page 42.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class Z
Six Months Ended May 31, 2023 (unaudited)	Year Ended November 30,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 21.98	$ 25.93	$ 19.12	$ 20.11	$ 21.93	$ 24.01

Income From Investment Operations

Net investment income(a)(b)	.07	.24	.27	.20	.19	.14

Net realized and unrealized gain (loss) on investment transactions	(1.60)	(1.72)	6.72	(.33)	.19	(.68)

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(1.53)	(1.48)	6.99	(.13)	.38	(.54)

Less: Dividends and Distributions

Dividends from net investment income	(.26)	(.29)	(.18)	(.22)	(.14)	(.11)

Distributions from net realized gain on investment transactions	(1.29)	(2.18)	– 0	–	(.64)	(2.06)	(1.43)

Total dividends and distributions	(1.55)	(2.47)	(.18)	(.86)	(2.20)	(1.54)

Net asset value, end of period	$ 18.90	$ 21.98	$ 25.93	$ 19.12	$ 20.11	$ 21.93

Total Return

Total investment return based on net asset value(d)*	(7.23)%	(6.71)%	36.76%	(.71)%	2.89%	(2.25)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$749,198	$905,260	$972,914	$897,818	$939,099	$781,102

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.80	%^	.79%	.78%	.81%	.79%	.77%

Expenses, before waivers/reimbursements(e)	.80	%^	.79%	.78%	.81%	.79%	.78%

Net investment income(b)	.68	%^	1.05%	1.11%	1.19%	.97%	.62%

Portfolio turnover rate.	23%	50%	53%	52%	36%	42%

See footnote summary on page 42.

abfunds.com	AB DISCOVERY VALUE FUND | 41

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the year ended November 30, 2018, such waiver amounted to .01%.

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended November 30, 2019 and November 30, 2018 by .05% and .04%, respectively.

^	Annualized.

See notes to financial statements.

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BOARD OF TRUSTEES

Garry L. Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1)

OFFICERS

James W. MacGregor(2), Vice President Erik A. Turenchalk(2), Vice President Nancy E. Hay, Secretary Michael B. Reyes, Senior Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

One Congress Street

Suite 1

Boston, MA 02114

Principal Underwriter

AllianceBernstein Investments, Inc.
501 Commerce Street
Nashville, TN 37203

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Manhattan West

New York, NY 1001

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Small/Mid Cap Value Senior Investment Management Team. Messrs. MacGregor and Turenchalk are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

abfunds.com	AB DISCOVERY VALUE FUND | 43

Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2023, which covered the period January 1, 2022 through December 31, 2022 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions

44 | AB DISCOVERY VALUE FUND	abfunds.com

have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

abfunds.com	AB DISCOVERY VALUE FUND | 45

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of AB Trust (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Discovery Value Fund (the “Fund”) at a meeting held in-person on May 2-4, 2023 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters

46 | AB DISCOVERY VALUE FUND	abfunds.com

as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2021 and 2022 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the

abfunds.com	AB DISCOVERY VALUE FUND | 47

Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Advisor Class shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Advisor Class shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2023 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

48 | AB DISCOVERY VALUE FUND	abfunds.com

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Advisor Class shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Advisor Class expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

abfunds.com	AB DISCOVERY VALUE FUND | 49

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints and that the Fund’s net assets were higher than a breakpoint level. Accordingly, the Fund’s current effective advisory fee rate reflected a reduction due to the breakpoint and would be further reduced to the extent the net assets of the Fund increase. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements were acceptable and provide a means for sharing any economies of scale.

50 | AB DISCOVERY VALUE FUND	abfunds.com

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Low Volatility Equity Portfolio1

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Short Duration High Yield Portfolio1

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Disruptors ETF

High Yield ETF

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

US High Dividend ETF

US Low Volatility Equity ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to July 5, 2023, International Low Volatility Equity Portfolio was named International Strategic Core Portfolio and Short Duration High Yield Portfolio was named Limited Duration High Income Portfolio.

abfunds.com	AB DISCOVERY VALUE FUND | 51

NOTES

52 | AB DISCOVERY VALUE FUND	abfunds.com

AB DISCOVERY VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

DV-0152-0523

MAY    05.31.23

SEMI-ANNUAL REPORT

AB VALUE FUND

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Value Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB VALUE FUND | 1

SEMI-ANNUAL REPORT

July 10, 2023

This report provides management’s discussion of fund performance for the AB Value Fund for the semi-annual reporting period ended May 31, 2023.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF MAY 31, 2023 (unaudited)

	6 Months	12 Months

AB VALUE FUND

Class A Shares	-1.60%	0.25%

Class C Shares	-1.97%	-0.48%

Advisor Class Shares[1]	-1.44%	0.59%

Class R Shares[1]	-1.78%	-0.15%

Class K Shares[1]	-1.71%	0.13%

Class I Shares[1]	-1.43%	0.56%

Russell 1000 Value Index	-5.40%	-4.55%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its benchmark, the Russell 1000 Value Index, for the six- and 12-month periods ended May 31, 2023.

During the six-month period, all share classes of the Fund outperformed the benchmark, before sales charges. Security selection drove outperformance, relative to the benchmark. Selection within consumer discretionary and materials contributed most, while selection within communication services and utilities detracted. Sector selection was also positive. Gains from an underweight to financials and an overweight to technology offset losses from an overweight to industrials and an underweight to real estate.

During the 12-month period, all share classes of the Fund outperformed the benchmark, before sales charges. Both security and sector selection contributed to returns. Security selection within consumer discretionary and financials was positive, while selection within energy and communication services offset some gains. From a sector selection perspective, underweights to materials and financials added to returns, while an underweight to energy and an overweight to communication services detracted.

The Fund did not use derivatives during either period.

2 | AB VALUE FUND	abfunds.com

MARKET REVIEW AND INVESTMENT STRATEGY

US and international stocks rose, while emerging-market stocks declined during the six-month period ended May 31, 2023. Developed markets rallied but experienced bouts of volatility, as central banks—led by the US Federal Reserve—began to pause or lower rate hikes. Despite some signs of easing inflationary pressures, resilient consumer spending and mostly strong global economic data raised concern that central banks would need to hold rates higher for longer to combat stubbornly high inflation. China’s elimination of its zero-COVID restrictions in December initially benefited global stocks, but the slower-than-expected pace of its economic recovery created headwinds—especially for emerging markets. Later, the collapse of select US regional banks triggered concerns about broader financial contagion and briefly drove stocks lower. Within large-cap markets, growth-oriented stocks rose and value-oriented stocks declined in absolute terms. Growth stocks surged higher, led by a technology sector rally, which was fueled by positive earnings reports and optimism over revenue growth linked to the development of AI technologies. Large-cap stocks rose in absolute terms and outperformed small-cap stocks, which declined.

The Fund’s Senior Investment Management Team (the “Team”) continues to focus on attractively valued opportunities, targeting a diversified range of companies. The Team utilizes a disciplined value process to determine when a company’s stock price doesn’t reflect its long-term ability to generate earnings, and selects those value stocks to build a diversified portfolio.

INVESTMENT POLICIES

The Fund invests primarily in a diversified portfolio of equity securities of US companies with relatively large market capitalizations that the Adviser believes are undervalued. The Fund invests in companies that are determined by the Adviser to be undervalued using the fundamental value approach of the Adviser. The fundamental value approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability.

In selecting securities for the Fund’s portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose long-term earnings power and dividend-paying capability are not reflected in the current market price of their securities.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and

(continued on next page)

abfunds.com	AB VALUE FUND | 3

stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.

The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments.

4 | AB VALUE FUND	abfunds.com

DISCLOSURES AND RISKS

Benchmark Disclosure

The Russell 1000® Value Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Value Index represents the performance of large-cap value companies within the US. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may be underperforming the market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

abfunds.com	AB VALUE FUND | 5

DISCLOSURES AND RISKS (continued)

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

6 | AB VALUE FUND	abfunds.com

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2023 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	0.25%	-3.99%

5 Years	5.50%	4.59%

10 Years	6.44%	5.98%

CLASS C SHARES

1 Year	-0.48%	-1.37%

5 Years	4.70%	4.70%

10 Years[1]	5.65%	5.65%

ADVISOR CLASS SHARES[2]

1 Year	0.59%	0.59%

5 Years	5.77%	5.77%

10 Years	6.73%	6.73%

CLASS R SHARES[2]

1 Year	-0.15%	-0.15%

5 Years	5.04%	5.04%

10 Years	5.99%	5.99%

CLASS K SHARES[2]

1 Year	0.13%	0.13%

5 Years	5.34%	5.34%

10 Years	6.31%	6.31%

CLASS I SHARES[2]

1 Year	0.56%	0.56%

5 Years	5.81%	5.81%

10 Years	6.77%	6.77%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 0.95%, 1.71%, 0.70%, 1.37%, 1.11% and 0.68% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans, and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB VALUE FUND | 7

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2023 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	13.10%

5 Years	6.03%

10 Years	6.83%

CLASS C SHARES

1 Year	16.25%

5 Years	6.14%

10 Years[1]	6.51%

ADVISOR CLASS SHARES[2]

1 Year	18.41%

5 Years	7.21%

10 Years	7.58%

CLASS R SHARES[2]

1 Year	17.60%

5 Years	6.46%

10 Years	6.84%

CLASS K SHARES[2]

1 Year	17.95%

5 Years	6.79%

10 Years	7.16%

CLASS I SHARES[2]

1 Year	18.44%

5 Years	7.25%

10 Years	7.62%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans, and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

8 | AB VALUE FUND	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

abfunds.com	AB VALUE FUND | 9

EXPENSE EXAMPLE (continued)

	Beginning Account Value December 1, 2022	Ending Account Value May 31, 2023	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$984.00	$4.75	0.96%
Hypothetical**	$1,000	$1,020.14	$4.84	0.96%
Class C
Actual	$1,000	$980.30	$8.49	1.72%
Hypothetical**	$1,000	$1,016.36	$8.65	1.72%
Advisor Class
Actual	$1,000	$985.60	$3.51	0.71%
Hypothetical**	$1,000	$1,021.39	$3.58	0.71%
Class R
Actual	$1,000	$982.20	$6.72	1.36%
Hypothetical**	$1,000	$1,018.15	$6.84	1.36%
Class K
Actual	$1,000	$982.90	$5.54	1.12%
Hypothetical**	$1,000	$1,019.35	$5.64	1.12%
Class I
Actual	$1,000	$985.70	$3.42	0.69%
Hypothetical**	$1,000	$1,021.49	$3.48	0.69%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

10 | AB VALUE FUND	abfunds.com

PORTFOLIO SUMMARY

May 31, 2023 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $373.6

TEN LARGEST HOLDINGS2

Company	U.S. $ Value	Percent of Net Assets

Walmart, Inc.	$16,221,057	4.3%

Wells Fargo & Co.	13,276,158	3.6

Oracle Corp.	12,713,118	3.4

PACCAR, Inc.	11,848,799	3.2

Merck & Co., Inc.	11,530,889	3.1

Progressive Corp. (The)	10,967,131	2.9

NXP Semiconductors NV	10,592,690	2.8

Bank of America Corp.	10,443,343	2.8

Medtronic PLC	10,254,543	2.7

Lam Research Corp.	9,863,500	2.6

	$117,711,228	31.4%

1	The Fund’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

2	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

abfunds.com	AB VALUE FUND | 11

PORTFOLIO OF INVESTMENTS

May 31, 2023 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.8%
Health Care – 16.1%
Biotechnology – 0.7%
AbbVie, Inc.	19,656	$2,711,742

Health Care Equipment & Supplies – 4.4%
Medtronic PLC	123,907	10,254,543
Zimmer Biomet Holdings, Inc.	47,834	6,091,182

		16,345,725

Health Care Providers & Services – 3.4%
Centene Corp.(a)	97,310	6,073,117
UnitedHealth Group, Inc.	13,607	6,629,875

		12,702,992

Life Sciences Tools & Services – 1.8%
Thermo Fisher Scientific, Inc.	13,009	6,614,556

Pharmaceuticals – 5.8%
Bristol-Myers Squibb Co.	95,994	6,185,853
Merck & Co., Inc.	104,437	11,530,889
Roche Holding AG (Sponsored ADR)	106,044	4,198,282

		21,915,024

		60,290,039

Financials – 14.2%
Banks – 7.8%
Bank of America Corp.	375,795	10,443,343
First Citizens BancShares, Inc./NC – Class A	4,311	5,376,679
Wells Fargo & Co.	333,488	13,276,158

		29,096,180

Capital Markets – 1.8%
Morgan Stanley	80,557	6,586,340

Insurance – 4.6%
Fidelity National Financial, Inc.	54,401	1,857,250
Progressive Corp. (The)	85,741	10,967,131
Reinsurance Group of America, Inc.	31,575	4,420,500

		17,244,881

		52,927,401

Industrials – 12.5%
Aerospace & Defense – 0.6%
Spirit AeroSystems Holdings, Inc. – Class A	89,723	2,385,735

Building Products – 1.3%
Builders FirstSource, Inc.(a)	42,222	4,895,641

Construction & Engineering – 1.1%
MasTec, Inc.(a)	39,172	3,970,474

12 | AB VALUE FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Electrical Equipment – 4.6%
Eaton Corp. PLC	46,384	$8,158,946
Regal Rexnord Corp.	33,227	4,315,855
Sensata Technologies Holding PLC	114,050	4,735,356

		17,210,157

Machinery – 3.2%
PACCAR, Inc.	172,271	11,848,799

Professional Services – 1.7%
Robert Half International, Inc.	100,924	6,562,078

		46,872,884

Information Technology – 11.8%
Semiconductors & Semiconductor Equipment – 5.5%
Lam Research Corp.	15,994	9,863,500
NXP Semiconductors NV	59,144	10,592,690

		20,456,190

Software – 4.9%
Gen Digital, Inc.	320,285	5,617,799
Oracle Corp.	120,003	12,713,118

		18,330,917

Technology Hardware, Storage & Peripherals – 1.4%
Western Digital Corp.(a)	135,962	5,265,808

		44,052,915

Consumer Discretionary – 10.1%
Automobiles – 1.0%
Ford Motor Co.	308,738	3,704,856

Hotels, Restaurants & Leisure – 3.7%
Hyatt Hotels Corp. – Class A	67,123	7,214,380
Restaurant Brands International, Inc.(b)	91,746	6,689,201

		13,903,581

Household Durables – 2.0%
PulteGroup, Inc.	113,044	7,469,947

Specialty Retail – 2.2%
AutoZone, Inc.(a)	1,111	2,651,779
Lowe’s Cos., Inc.	27,467	5,524,438

		8,176,217

Textiles, Apparel & Luxury Goods – 1.2%
Tapestry, Inc.	110,949	4,440,179

		37,694,780

Communication Services – 9.1%
Diversified Telecommunication Services – 3.3%
Charter Communications, Inc. – Class A(a)	16,830	5,489,105
Comcast Corp. – Class A	172,598	6,791,731

		12,280,836

abfunds.com	AB VALUE FUND | 13

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Entertainment – 1.3%
Walt Disney Co. (The)(a)	54,876	$4,826,893

Interactive Media & Services – 3.1%
Alphabet, Inc. – Class C(a)	59,947	7,395,661
Meta Platforms, Inc. – Class A(a)	15,920	4,214,343

		11,610,004

Wireless Telecommunication Services – 1.4%
T-Mobile US, Inc.(a)	39,023	5,355,906

		34,073,639

Energy – 7.2%
Energy Equipment & Services – 2.3%
Baker Hughes Co.	315,601	8,600,127

Oil, Gas & Consumable Fuels – 4.9%
Cameco Corp.	151,040	4,204,954
EOG Resources, Inc.	47,371	5,082,434
Exxon Mobil Corp.	66,132	6,757,368
Valero Energy Corp.	20,717	2,217,548

		18,262,304

		26,862,431

Consumer Staples – 6.7%
Beverages – 2.4%
Coca-Cola Co. (The)	147,818	8,818,822

Consumer Staples Distribution & Retail – 4.3%
Walmart, Inc.	110,445	16,221,057

		25,039,879

Utilities – 4.2%
Electric Utilities – 2.0%
American Electric Power Co., Inc.	88,677	7,370,832

Multi-Utilities – 2.2%
Ameren Corp.	101,691	8,244,090

		15,614,922

Real Estate – 4.2%
Industrial REITs – 1.0%
Prologis, Inc.	30,594	3,810,483

Specialized REITs – 3.2%
CubeSmart	130,274	5,789,377
VICI Properties, Inc.	193,670	5,990,213

		11,779,590

		15,590,073

14 | AB VALUE FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Materials – 3.7%
Chemicals – 2.3%
LyondellBasell Industries NV – Class A	100,597	$8,605,067

Metals & Mining – 1.4%
ATI, Inc.(a)	149,279	5,162,068

		13,767,135

Total Common Stocks (cost $333,048,969)		372,786,098

SHORT-TERM INVESTMENTS – 0.1%
Investment Companies – 0.1%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 5.03%(c)(d)(e) (cost $401,014)	401,014	401,014

Total Investments Before Security Lending Collateral for Securities Loaned – 99.9% (cost $333,449,983)		373,187,112

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 1.3%
Investment Companies – 1.3%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 5.03%(c)(d)(e) (cost $4,999,366)	4,999,366	4,999,366

Total Investments – 101.2% (cost $338,449,349)		378,186,478
Other assets less liabilities – (1.2)%		(4,569,353)

Net Assets – 100.0%		$373,617,125

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Affiliated investments.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

ADR – American Depositary Receipt

REIT – Real Estate Investment Trust

See notes to financial statements.

abfunds.com	AB VALUE FUND | 15

STATEMENT OF ASSETS & LIABILITIES

May 31, 2023 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $333,048,969)	$372,786,098	(a)
Affiliated issuers (cost $5,400,380—including investment of cash collateral for securities loaned of $4,999,366)	5,400,380
Cash	27,288
Unaffiliated dividends receivable	743,410
Receivable for shares of beneficial interest sold	112,323
Affiliated dividends receivable	4,343

Total assets	379,073,842

Liabilities
Payable for collateral received on securities loaned	4,999,366
Advisory fee payable	177,316
Payable for shares of beneficial interest redeemed	160,980
Administrative fee payable	14,048
Distribution fee payable	12,256
Transfer Agent fee payable	9,675
Trustees’ fees payable	321
Accrued expenses	82,755

Total liabilities	5,456,717

Net Assets	$373,617,125

Composition of Net Assets
Paid-in capital	$319,400,271
Distributable earnings	54,216,854

Net Assets	$373,617,125

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$46,288,134	3,073,009	$15.06	*

C	$927,717	61,019	$15.20

Advisor	$318,231,696	21,095,536	$15.09

R	$427,792	28,549	$14.98

K	$6,192,122	420,810	$14.71

I	$1,549,664	103,918	$14.91

(a)	Includes securities on loan with a value of $6,622,269 (see Note E).

*	The maximum offering price per share for Class A shares was $15.73 which reflects a sales charge of 4.25%.

See notes to financial statements.

16 | AB VALUE FUND	abfunds.com

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2023 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $56,196)	$4,434,734
Affiliated issuers	31,498
Other income	2,843
Securities lending income	940	$4,470,015

Expenses
Advisory fee (see Note B)	1,047,324
Distribution fee—Class A	58,953
Distribution fee—Class C	5,791
Distribution fee—Class R	840
Distribution fee—Class K	7,759
Transfer agency—Class A	10,991
Transfer agency—Class C	329
Transfer agency—Advisor Class	75,610
Transfer agency—Class R	332
Transfer agency—Class K	6,207
Transfer agency—Class I	150
Administrative	53,568
Registration fees	45,184
Custody and accounting	37,075
Audit and tax	25,587
Legal	19,548
Trustees’ fees	11,228
Printing	10,885
Miscellaneous	18,302

Total expenses	1,435,663
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(884)

Net expenses		1,434,779

Net investment income		3,035,236

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		13,177,768
Foreign currency transactions		(79)
Net change in unrealized depreciation of:
Investments		(22,300,195)
Foreign currency denominated assets and liabilities		(113)

Net loss on investment and foreign currency transactions		(9,122,619)

Net Decrease in Net Assets from Operations		$(6,087,383)

See notes to financial statements.

abfunds.com	AB VALUE FUND | 17

STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended May 31, 2023 (unaudited)	Year Ended November 30, 2022
Increase (Decrease) in Net Assets from Operations
Net investment income	$3,035,236	$5,429,962
Net realized gain on investment transactions	13,177,689	39,963,402
Net change in unrealized depreciation of investments and foreign currency denominated assets and liabilities	(22,300,308)	(31,191,186)
Contributions from Affiliates (see Note B)	– 0	–	13

Net increase (decrease) in net assets from operations	(6,087,383)	14,202,191
Distributions to Shareholders
Class A	(5,442,295)	(4,822,400)
Class C	(152,369)	(124,090)
Advisor Class	(38,917,045)	(35,661,440)
Class R	(35,421)	(32,231)
Class K	(742,978)	(714,299)
Class I	(189,306)	(176,866)
Transactions in Shares of Beneficial Interest
Net increase	24,570,849	2,234,670

Total decrease	(26,995,948)	(25,094,465)
Net Assets
Beginning of period	400,613,073	425,707,538

End of period	$373,617,125	$400,613,073

See notes to financial statements.

18 | AB VALUE FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS

May 31, 2023 (unaudited)

NOTE A

Significant Accounting Policies

AB Trust (the “Trust”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Trust operates as a series company currently comprised of three funds. Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Value Fund (the “Fund”), a diversified fund. The Fund offers Class A, Class C, Advisor Class, Class R, Class K and Class I shares. Class B shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Trust’s Board of Trustees (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other

abfunds.com	AB VALUE FUND | 19

NOTES TO FINANCIAL STATEMENTS (continued)

things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange-traded funds are valued at the closing market price per share.

20 | AB VALUE FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since

abfunds.com	AB VALUE FUND | 21

NOTES TO FINANCIAL STATEMENTS (continued)

last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2023:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$372,786,098		$	– 0	–	$	– 0	–	$372,786,098
Short-Term Investments	401,014			– 0	–		– 0	–	401,014
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	4,999,366			– 0	–		– 0	–	4,999,366

Total Investments in Securities	378,186,478			– 0	–		– 0	–	378,186,478
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total	$378,186,478		$	– 0	–	$	– 0	–	$378,186,478

(a)	See Portfolio of Investments for sector classifications.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends,

22 | AB VALUE FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and

abfunds.com	AB VALUE FUND | 23

NOTES TO FINANCIAL STATEMENTS (continued)

losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended May 31, 2023, the reimbursement for such services amounted to $53,568.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $49,731 for the six months ended May 31, 2023.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $932 from the sale of Class A shares and received $103 and $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended May 31, 2023.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting

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NOTES TO FINANCIAL STATEMENTS (continued)

in a net advisory fee of .10%) until August 31, 2023. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended May 31, 2023, such waiver amounted to $704.

A summary of the Fund’s transactions in AB mutual funds for the six months ended May 31, 2023 is as follows:

Fund	Market Value 11/30/22 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value 5/31/23 (000)	Dividend Income (000)
Government Money Market Portfolio	$1,142		$61,964	$62,705	$401	$31
Government Money Market Portfolio*	– 0	–	17,625	12,626	4,999	1

Total					$5,400	$32

*	Investments of cash collateral for securities lending transactions (see Note E).

During the year ended November 30, 2022, the Adviser reimbursed the Fund $13 for losses incurred due to a dividend estimate error.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. Payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $978,202,

abfunds.com	AB VALUE FUND | 25

NOTES TO FINANCIAL STATEMENTS (continued)

$148,097 and $85,129 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2023 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$79,106,463		$96,751,701
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$56,323,628
Gross unrealized depreciation	(16,586,499)

Net unrealized appreciation	$39,737,129

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the six months ended May 31, 2023.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities

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NOTES TO FINANCIAL STATEMENTS (continued)

denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the

abfunds.com	AB VALUE FUND | 27

NOTES TO FINANCIAL STATEMENTS (continued)

income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the six months ended May 31, 2023 is as follows:

						Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers			Income Earned	Advisory Fee Waived
$6,622,269	$4,999,366	$1,726,256	$	– 0	–	$940	$180

*	As of May 31, 2023.

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Six Months Ended May 31, 2023 (unaudited)	Year Ended November 30, 2022	Six Months Ended May 31, 2023 (unaudited)	Year Ended November 30, 2022

Class A
Shares sold	81,165	137,477	$1,217,563	$2,315,350

Shares issued in reinvestment of dividends and distributions	324,714	244,701	4,802,517	4,213,745

Shares converted from Class C	6,912	7,743	106,083	132,560

Shares redeemed	(151,230)	(301,779)	(2,285,677)	(5,036,982)

Net increase	261,561	88,142	$3,840,486	$1,624,673

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Six Months Ended May 31, 2023 (unaudited)	Year Ended November 30, 2022	Six Months Ended May 31, 2023 (unaudited)	Year Ended November 30, 2022

Class C
Shares sold	5,472	38,449	$85,299	$649,158

Shares issued in reinvestment of dividends and distributions	7,834	4,990	117,353	86,833

Shares converted to Class A	(6,841)	(7,686)	(106,083)	(132,560)

Shares redeemed	(30,317)	(27,569)	(450,689)	(444,465)

Net increase (decrease)	(23,852)	8,184	$(354,120)	$158,966

Advisor Class
Shares sold	1,119,408	1,977,506	$16,879,270	$33,412,153

Shares issued in reinvestment of dividends and distributions	2,033,939	1,827,748	30,102,288	31,473,817

Shares redeemed	(1,755,492)	(3,798,401)	(26,631,373)	(63,929,432)

Net increase	1,397,855	6,853	$20,350,185	$956,538

Class R
Shares sold	8,681	3,140	$132,439	$53,351

Shares issued in reinvestment of dividends and distributions	2,403	1,878	35,421	32,230

Shares redeemed	(1,615)	(5,307)	(24,624)	(90,124)

Net increase (decrease)	9,469	(289)	$143,236	$(4,543)

Class K
Shares sold	51,723	104,716	$764,836	$1,733,886

Shares issued in reinvestment of dividends and distributions	51,381	42,341	742,971	714,292

Shares redeemed	(70,940)	(176,899)	(1,040,822)	(2,914,819)

Net increase (decrease)	32,164	(29,842)	$466,985	$(466,641)

abfunds.com	AB VALUE FUND | 29

NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Six Months Ended May 31, 2023 (unaudited)	Year Ended November 30, 2022	Six Months Ended May 31, 2023 (unaudited)	Year Ended November 30, 2022

Class I
Shares sold	8,324	1,797	$121,667	$29,835

Shares issued in reinvestment of dividends and distributions	3,433	2,266	50,194	38,642

Shares redeemed	(3,177)	(6,089)	(47,784)	(102,800)

Net increase (decrease)	8,580	(2,026)	$124,077	$(34,323)

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may be underperforming the market generally.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

LIBOR Transition and Associated Risk—The Fund may be exposed to debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United

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NOTES TO FINANCIAL STATEMENTS (continued)

Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. As announced by the FCA and LIBOR’s administrator, ICE Benchmark Administration, most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) have not been published since the end of 2021, but the most widely used U.S. Dollar LIBOR settings are expected to continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the Secured Overnight Financing Rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market and has been used increasingly on a voluntary basis in new instruments and transactions. In addition, on March 15, 2022, the Adjustable Interest Rate Act was signed into law. This law provides a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions. On December 16, 2022, the Federal Reserve Board adopted regulations implementing the law by identifying benchmark rates based on SOFR that will replace LIBOR in different categories of financial contracts after June 30, 2023. The regulations include provisions that (i) provide a safe harbor for selection or use of a replacement benchmark rate selected by the Federal Reserve Board; (ii) clarify who may choose the replacement benchmark rate selected by the Federal Reserve Board; and (iii) ensure that contracts adopting a replacement benchmark rate selected by the Federal Reserve Board will not be interrupted or terminated following the replacement of LIBOR.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or NAV. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and

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NOTES TO FINANCIAL STATEMENTS (continued)

diminished effectiveness of hedging strategies, potentially adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2023.

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending November 30, 2023 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended November 30, 2022 and November 30, 2021 were as follows:

	2022	2021
Distributions paid from:
Ordinary income	$16,429,574	$5,058,650
Net long-term capital gains	25,101,752	– 0	–

Total taxable distributions paid	$41,531,326	$5,058,650

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NOTES TO FINANCIAL STATEMENTS (continued)

As of November 30, 2022, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$4,908,608
Undistributed capital gains	39,441,123
Unrealized appreciation (depreciation)	61,433,920	(a)

Total accumulated earnings (deficit)	$105,783,651

(a)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2022, the Fund did not have any capital loss carryforwards.

NOTE J

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

abfunds.com	AB VALUE FUND | 33

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Six Months Ended May 31, 2023 (unaudited)	Year Ended November 30,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 17.31	$ 18.45	$ 14.86	$ 15.30	$ 15.36	$ 15.93

Income From Investment Operations

Net investment income(a)(b)	.11	.19	.16	.19	.20	.14

Net realized and unrealized gain (loss) on investment transactions	(.42)	.44	3.61	(.30)	.38	(.55)

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.31)	.63	3.77	(.11)	.58	(.41)

Less: Dividends and Distributions

Dividends from net investment income	(.23)	(.18)	(.18)	(.22)	(.15)	(.16)

Distributions from net realized gain on investment transactions	(1.71)	(1.59)	– 0	–	(.11)	(.49)	– 0	–

Total dividends and distributions	(1.94)	(1.77)	(.18)	(.33)	(.64)	(.16)

Net asset value, end of period	$ 15.06	$ 17.31	$ 18.45	$ 14.86	$ 15.30	$ 15.36

Total Return

Total investment return based on net asset value(d)*	(1.60)%	3.39%	25.68%	(.76)%	4.14%	(2.52)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$46,288	$48,671	$50,255	$43,203	$46,800	$51,284

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.96	%^	.95%	.95%	.99%	.99%	.97%

Expenses, before waivers/reimbursements	.96	%^	.95%	.95%	.99%	.99%	.97%

Net investment income(b)	1.38	%^	1.12%	.90%	1.44%	1.38%	.90%

Portfolio turnover rate	21%	46%	42%	61%	45%	40%

See footnote summary on page 40.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class C
Six Months Ended May 31, 2023 (unaudited)	Year Ended November 30,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 17.37	$ 18.50	$ 14.85	$ 15.28	$ 15.30	$ 15.81

Income From Investment Operations

Net investment income(a)(b)	.05	.06	.03	.09	.09	.02

Net realized and unrealized gain (loss) on investment transactions	(.42)	.44	3.63	(.32)	.38	(.53)

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.37)	.50	3.66	(.23)	.47	(.51)

Less: Dividends and Distributions

Dividends from net investment income	(.09)	(.04)	(.01)	(.09)	– 0	–	– 0	–

Distributions from net realized gain on investment transactions	(1.71)	(1.59)	– 0	–	(.11)	(.49)	– 0	–

Total dividends and distributions	(1.80)	(1.63)	(.01)	(.20)	(.49)	– 0	–

Net asset value, end of period	$ 15.20	$ 17.37	$ 18.50	$ 14.85	$ 15.28	$ 15.30

Total Return

Total investment return based on net asset value(d)*	(1.97)%	2.62%	24.75%	(1.54)%	3.35%	(3.23)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$928	$1,474	$1,419	$1,046	$1,899	$2,681

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.72	%^	1.71%	1.71%	1.75%	1.74%	1.72%

Expenses, before waivers/reimbursements	1.72	%^	1.71%	1.71%	1.75%	1.74%	1.73%

Net investment income(b)	.71	%^	.38%	.15%	.69%	.62%	.13%

Portfolio turnover rate	21%	46%	42%	61%	45%	40%

See footnote summary on page 40.

abfunds.com	AB VALUE FUND | 35

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Advisor Class
Six Months Ended May 31, 2023 (unaudited)	Year Ended November 30,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 17.36	$ 18.50	$ 14.90	$ 15.33	$ 15.40	$ 15.96

Income From Investment Operations

Net investment income(a)(b)	.12	.23	.21	.23	.24	.18

Net realized and unrealized gain (loss) on investment transactions	(.41)	.44	3.60	(.30)	.37	(.54)

Contributions from Affiliates	– 0	–	.00	(c)	.00	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.29)	.67	3.81	(.07)	.61	(.36)

Less: Dividends and Distributions

Dividends from net investment income	(.27)	(.22)	(.21)	(.25)	(.19)	(.20)

Distributions from net realized gain on investment transactions	(1.71)	(1.59)	– 0	–	(.11)	(.49)	– 0	–

Total dividends and distributions	(1.98)	(1.81)	(.21)	(.36)	(.68)	(.20)

Net asset value, end of period	$ 15.09	$ 17.36	$ 18.50	$ 14.90	$ 15.33	$ 15.40

Total Return

Total investment return based on net asset value(d)*	(1.44)%	3.66%	25.97%	(.47)%	4.43%	(2.31)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$318,231	$341,919	$364,323	$314,298	$320,680	$312,921

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.71	%^	.70%	.70%	.74%	.74%	.72%

Expenses, before waivers/reimbursements	.71	%^	.70%	.70%	.74%	.74%	.72%

Net investment income(b)	1.63	%^	1.37%	1.15%	1.68%	1.64%	1.15%

Portfolio turnover rate	21%	46%	42%	61%	45%	40%

See footnote summary on page 40.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class R
Six Months Ended May 31, 2023 (unaudited)	Year Ended November 30,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 17.19	$ 18.32	$ 14.71	$ 15.14	$ 15.20	$ 15.76

Income From Investment Operations

Net investment income(a)(b)	.07	.12	.08	.13	.13	.07

Net realized and unrealized gain (loss) on investment transactions	(.42)	.43	3.59	(.30)	.38	(.53)

Contributions from Affiliates	– 0	–	.000	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.35)	.55	3.67	(.17)	.51	(.46)

Less: Dividends and Distributions

Dividends from net investment income	(.15)	(.09)	(.06)	(.15)	(.08)	(.10)

Distributions from net realized gain on investment transactions	(1.71)	(1.59)	– 0	–	(.11)	(.49)	– 0	–

Total dividends and distributions	(1.86)	(1.68)	(.06)	(.26)	(.57)	(.10)

Net asset value, end of period	$ 14.98	$ 17.19	$ 18.32	$ 14.71	$ 15.14	$ 15.20

Total Return

Total investment return based on net asset value(d)*	(1.78)%	2.91%	25.14%	(1.18)%	3.69%	(2.96)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$428	$328	$355	$320	$578	$847

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.36	%^	1.37%	1.41%	1.44%	1.44%	1.42%

Expenses, before waivers/reimbursements	1.36	%^	1.37%	1.41%	1.44%	1.44%	1.42%

Net investment income(b)	.96	%^	.71%	.44%	1.00%	.90%	.43%

Portfolio turnover rate	21%	46%	42%	61%	45%	40%

See footnote summary on page 40.

abfunds.com	AB VALUE FUND | 37

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class K
Six Months Ended May 31, 2023 (unaudited)	Year Ended November 30,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 16.94	$ 18.09	$ 14.57	$ 15.01	$ 15.08	$ 15.63

Income From Investment Operations

Net investment income(a)(b)	.09	.16	.13	.17	.18	.12

Net realized and unrealized gain (loss) on investment transactions	(.41)	.43	3.54	(.30)	.37	(.53)

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.32)	.59	3.67	(.13)	.55	(.41)

Less: Dividends and Distributions

Dividends from net investment income	(.20)	(.15)	(.15)	(.20)	(.13)	(.14)

Distributions from net realized gain on investment transactions	(1.71)	(1.59)	– 0	–	(.11)	(.49)	– 0	–

Total dividends and distributions	(1.91)	(1.74)	(.15)	(.31)	(.62)	(.14)

Net asset value, end of period	$ 14.71	$ 16.94	$ 18.09	$ 14.57	$ 15.01	$ 15.08

Total Return

Total investment return based on net asset value(d)*	(1.71)%	3.25%	25.51%	(.94)%	4.03%	(2.65)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$6,192	$6,583	$7,571	$6,248	$7,267	$8,380

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.12	%^	1.11%	1.11%	1.14%	1.13%	1.11%

Expenses, before waivers/reimbursements	1.12	%^	1.11%	1.11%	1.14%	1.13%	1.11%

Net investment income(b)	1.24	%^	.97%	.74%	1.28%	1.24%	.75%

Portfolio turnover rate	21%	46%	42%	61%	45%	40%

See footnote summary on page 40.

38 | AB VALUE FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class I
Six Months Ended May 31, 2023 (unaudited)	Year Ended November 30,
2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 17.19	$ 18.34	$ 14.77	$ 15.20	$ 15.27	$ 15.82

Income From Investment Operations

Net investment income(a)(b)	.12	.23	.21	.23	.24	.18

Net realized and unrealized gain (loss) on investment transactions	(.41)	.44	3.58	(.29)	.38	(.53)

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.29)	.67	3.79	(.06)	.62	(.35)

Less: Dividends and Distributions

Dividends from net investment income	(.28)	(.23)	(.22)	(.26)	(.20)	(.20)

Distributions from net realized gain on investment transactions	(1.71)	(1.59)	– 0	–	(.11)	(.49)	– 0	–

Total dividends and distributions	(1.99)	(1.82)	(.22)	(.37)	(.69)	(.20)

Net asset value, end of period	$ 14.91	$ 17.19	$ 18.34	$ 14.77	$ 15.20	$ 15.27

Total Return

Total investment return based on net asset value(d)*	(1.43)%	3.66%	25.97%	(.44)%	4.42%	(2.16)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,550	$1,638	$1,785	$1,527	$1,613	$1,479

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.69	%^	.68%	.68%	.71%	.70%	.68%

Expenses, before waivers/reimbursements	.69	%^	.68%	.68%	.71%	.70%	.68%

Net investment income(b)	1.64	%^	1.40%	1.17%	1.72%	1.68%	1.17%

Portfolio turnover rate	21%	46%	42%	61%	45%	40%

See footnote summary on page 40.

abfunds.com	AB VALUE FUND | 39

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended November 30, 2019 and November 30, 2018 by .04% and .06%, respectively.

^	Annualized.

See notes to financial statements.

40 | AB VALUE FUND	abfunds.com

BOARD OF TRUSTEES

Garry L. Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1)

OFFICERS

Cem Inal(2), Vice President Nancy E. Hay, Secretary Michael B. Reyes, Senior Vice President Joseph J. Mantineo, Treasurer and Chief Financial Officer	Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

One Congress Street

Suite 1

Boston, MA 02114

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Manhattan West

New York, NY 10001

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s U.S. Value Senior Investment Management Team. Mr. Inal is the investment professional with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

abfunds.com	AB VALUE FUND | 41

Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2023, which covered the period January 1, 2022 through December 31, 2022 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

42 | AB VALUE FUND	abfunds.com

and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

abfunds.com	AB VALUE FUND | 43

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of AB Trust (the “Company”) unanimously approved the continuance of the Advisory Agreement with the Adviser in respect of AB Value Fund (the “Fund”) at a meeting held in-person on May 2-4, 2023 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

44 | AB VALUE FUND	abfunds.com

judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2021 and 2022 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution

abfunds.com	AB VALUE FUND | 45

expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Advisor Class shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Advisor Class shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2023 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

46 | AB VALUE FUND	abfunds.com

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Advisor Class shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Advisor Class expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

abfunds.com	AB VALUE FUND | 47

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

48 | AB VALUE FUND	abfunds.com

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Low Volatility Equity Portfolio1

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Short Duration High Yield Portfolio1

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Disruptors ETF

High Yield ETF

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

US High Dividend ETF

US Low Volatility Equity ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to July 5, 2023, International Low Volatility Equity Portfolio was named International Strategic Core Portfolio and Short Duration High Yield Portfolio was named Limited Duration High Income Portfolio.

abfunds.com	AB VALUE FUND | 49

NOTES

50 | AB VALUE FUND	abfunds.com

NOTES

abfunds.com	AB VALUE FUND | 51

NOTES

52 | AB VALUE FUND	abfunds.com

AB VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

VAL-0152-0523

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12(b)(1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(b)(2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Trust

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	July 27, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	July 27, 2023

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	July 27, 2023